UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04642

Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

One Financial Plaza

Hartford, CT 06103-2608

(Address of principal executive offices) (Zip code)

Jennifer S. Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 367-5877

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS VARIABLE INSURANCE TRUST

December 31, 2022
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series
Virtus KAR Equity Income Series
Virtus KAR Small-Cap Growth Series
Virtus KAR Small-Cap Value Series
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series
Virtus Strategic Allocation Series

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Series Expenses		2
Key Investment Terms		4
Series	Series Summary	Schedule of Investments
Virtus Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Securities Series”)	7	26
Virtus KAR Capital Growth Series (“KAR Capital Growth Series”)	10	28
Virtus KAR Equity Income Series (“KAR Equity Income Series”)	12	30
Virtus KAR Small-Cap Growth Series (“KAR Small-Cap Growth Series”)	14	32
Virtus KAR Small-Cap Value Series (“KAR Small-Cap Value Series”)	16	33
Virtus Newfleet Multi-Sector Intermediate Bond Series (“Newfleet Multi-Sector Intermediate Bond Series”)	18	34
Virtus SGA International Growth Series (“SGA International Growth Series”)	21	47
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	23	49
Statements of Assets and Liabilities		58
Statements of Operations		60
Statements of Changes in Net Assets		62
Financial Highlights		66
Notes to Financial Statements		69
Report of Independent Registered Public Accounting Firm		80
Tax Information Notice		81
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		82
Management Tables		86
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

MESSAGE TO SHAREHOLDERS
To Virtus Variable Insurance Trust Investors:
I am pleased to present this annual report, which reviews the performance of your Series for the 12 months ended December 31, 2022.
The 12-month period was challenging for investors, as stock and bond markets wrestled with persistently higher inflation, rising interest rates and the ongoing war in Ukraine. The Federal Reserve (the “Fed”) was committed to tamping down rising prices, and implemented several interest rate increases in an effort to accomplish that goal. Investors swung from fears of inflation for much of the year to fears of recession as 2022 came to a close.
Domestic and international equity indexes posted negative returns for the 12 months ended December 31, 2022. U.S. large-capitalization stocks declined 18.11%, as measured by the S&P 500® Index, while small-cap stocks were down 20.44%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), lost 14.45%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 20.09%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 3.88% on December 31, 2022, from 1.52% on December 31, 2021. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 13.01% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were down 11.19%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-367-5877 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Variable Insurance Trust
February 2023
Refer to the Series Summary section for your Series’ performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS VARIABLE INSURANCE  TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As an investor in a Virtus Variable Insurance Trust series (each, a “Series”), you incur ongoing costs, including investment advisory fees  and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 948.90	1.17%	$ 5.75
	Class I	1,000.00	950.40	0.92	4.52
KAR Capital Growth Series
	Class A	1,000.00	1,037.60	1.09	5.60
KAR Equity Income Series
	Class A	1,000.00	1,019.50	1.04	5.29
KAR Small-Cap Growth Series
	Class A	1,000.00	952.40	1.20	5.91
	Class I	1,000.00	953.60	0.95	4.68
KAR Small-Cap Value Series
	Class A	1,000.00	1,010.80	1.16	5.88
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,002.10	1.02	5.15
	Class I	1,000.00	1,004.30	0.77	3.89
SGA International Growth Series
	Class A	1,000.00	1,045.80	1.20	6.19
	Class I	1,000.00	1,047.40	0.95	4.90
Strategic Allocation Series
	Class A	1,000.00	1,014.30	1.04	5.28

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

VIRTUS VARIABLE INSURANCE  TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 1,019.31	1.17%	$ 5.96
	Class I	1,000.00	1,020.57	0.92	4.69
KAR Capital Growth Series
	Class A	1,000.00	1,019.71	1.09	5.55
KAR Equity Income Series
	Class A	1,000.00	1,019.96	1.04	5.30
KAR Small-Cap Growth Series
	Class A	1,000.00	1,019.16	1.20	6.11
	Class I	1,000.00	1,020.42	0.95	4.84
KAR Small-Cap Value Series
	Class A	1,000.00	1,019.36	1.16	5.90
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,020.06	1.02	5.19
	Class I	1,000.00	1,021.32	0.77	3.92
SGA International Growth Series
	Class A	1,000.00	1,019.16	1.20	6.11
	Class I	1,000.00	1,020.42	0.95	4.84
Strategic Allocation Series
	Class A	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE  TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Build America Municipal Insured (“BAM”)
Build America Municipal Insured Bonds are municipal bonds insured against default by Build America Mutual, a Financial Guaranty insurance company.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all EU Member States whether they have adopted the Euro or not.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the U.S., the Fed is responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Nareit Equity REITs Index
The FTSE Nareit Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI All Country World ex USA Small Mid Cap Index (net)
The MSCI All Country World ex USA Small Mid Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS VARIABLE INSURANCE  TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI USA High Dividend Yield Index (net)
The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid-cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS VARIABLE INSURANCE  TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.
Strategic Allocation Series Linked Benchmark
Effective June 4, 2019, the Strategic Allocation Series Linked Benchmark consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI ACWI ex USA SMID Cap Index, and 40% Bloomberg U.S. Aggregate Bond Index. Performance of the Strategic Allocation Series Linked Benchmark from September 7, 2016, to June 3, 2019, consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg U.S. Aggregate Bond Index; and performance of the Strategic Allocation Series Linked Benchmark prior to September 7, 2016, consists of an allocation of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index. The indexes are unmanaged and it is not available for direct investment.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Duff & Phelps Real Estate Securities Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Series is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -26.09% and Class I shares at NAV returned -25.90%. For the same period, the FTSE Nareit Equity REITs Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -24.37%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
For the year, the FTSE Nareit Equity REITs Index lagged the broader U.S. market by returning -24.3% versus -18.11% for the S&P 500® Index. Real estate operating fundamentals stabilized early in 2022 before showing selective signs of moderation into the end of the year, as higher interest rates and a slowing economy weighed on demand.
The start of 2022 saw a moderation of growth related to the withdrawal of fiscal and monetary stimulus measures. This trend materially accelerated toward the end of the first quarter following the Russian invasion of Ukraine, as governments and central banks struggled to contain the impact on supply chains and inflation. As a result, the real estate sector’s cash flow and dividend growth acceleration in 2022 saw a steady moderation as the sector faced lower internal and external growth contributions driven by individual company balance sheet positioning and, more broadly, by economic decline.
In the second half of the fiscal year, investors oscillated between fears of higher rates and inflation versus fear of a slower economy and global recession. This is best demonstrated by looking at the quarterly FTSE Nareit Equity REITs Index return of -9.89% in the third quarter, when sectors with shorter lease durations outperformed, and 5.23% in the fourth quarter, when sectors with shorter lease durations underperformed.
Taking a closer look at the performance of the individual property sectors for the full year within the benchmark, the five top-performing property sectors on a total return basis were specialty, freestanding, shopping centers, diversified, and lodging. These property sectors offered a mix of value, operational resilience, and continued fundamental recovery.
The five bottom-performing property sectors for the 12-month period were manufactured housing, industrial, single family, apartments, and offices. Companies in these sectors faced concerns about the weakening economy and the resulting impact on demand.
What factors affected the Series’ performance during its fiscal year?
Overall, the Fund underperformed its benchmark, the FTSE Nareit Equity REITs Index, for the 12 months ended December 31, 2022.
On a total attribution basis, which considers both sector allocation and security selection, the most positive contributions to return for the year came from data centers, lodging, and shopping centers. Shopping centers and lodging both outperformed in the first, third, and fourth quarters, while data centers alternated each quarter from underperforming to outperforming, with the upward moves in the second and fourth quarters outpacing declines in the first and third quarters.
The sectors that most negatively contributed to total attribution for the year were specialty, freestanding, and apartments. Specialty was the lone sector that outperformed in every quarter of the year. Freestanding started the year by underperforming the broader benchmark, but finished the year with three straight quarters of outperformance. Apartments outperformed in the first and third quarters due to significant updates on the fundamental side, while underperforming in the second and fourth quarters based on broader macroeconomic fears.
From a sector allocation perspective, the most positive contributors to the Fund’s performance for the year were lodging (overweight), shopping centers (overweight), and data centers (underweight). The most negative sectors from an allocation standpoint were specialty, freestanding, and regional malls. Regional malls underperformed to start the year, but finished the third and fourth quarters as an outperformer due to stabilizing fundamentals and relative value.
From a security selection perspective at the sector level, the contribution to total performance for the year was broadly neutral. Sectors with the most positive security selection were data centers, industrial, and lodging. In aggregate, the sectors with the most negative security selection for the year were free standing, specialty, and self storage.
At the security level, the three largest positive contributors to the Fund’s total return for 2022 were Vici Properties, Realty Income, and Ventas. The largest detractors from the Fund’s total return were Prologis, Avalonbay Communities, and Sun Communities.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Real Estate: The Series may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Industry/Sector Concentration: A Series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series (Continued)
Market Volatility:  The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Residential	24%
Industrial/Office	22
Retail	13
Self Storage	12
Health Care	12
Data Centers	7
Specialty	5
Other (includes short-term investment)	5
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-26.09%	4.88%	6.92%	— %	—
Class I shares at NAV[2]	-25.90	5.14	—	6.10	4/30/13
FTSE Nareit Equity REITs Index	-24.37	3.68	6.53	5.18 [3]	—
Series Expense Ratios[4]: Class A shares: Gross 1.17%, Net 1.10%; Class I shares: Gross 0.92%, Net 0.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -36.11%. For the same period, the Russell 1000® Growth Index, which serves as the Series’ broad- based and style-specific benchmark appropriate for comparison, returned -29.14%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
There was no place to hide from losses in 2022, with investors losing money in both equities and fixed income for only the third time since 1926. Large-capitalization stocks, as measured by the S&P 500® Index, finished the year down 18.11% after rallying 7.56% in the fourth quarter. Value stocks performed better than growth stocks, with the Russell 1000® Value Index down 7.54% for the year compared to the Russell 1000® Growth Index, which was down 29.14% for the same period. High dividend payers were a relative safe harbor, declining only 4.60% for the year, as measured by the MSCI USA High Dividend Yield Index (net), after rallying 13.92% in the fourth quarter. Small-cap stocks slightly underperformed large-cap stocks, with the
Russell 2000® Index declining 20.44% for the year. Emerging markets stocks, as measured by the MSCI Emerging Markets Index (net), also slightly underperformed U.S. large-cap stocks, declining 20.09% for the year.
Inflationary trends, which were unacceptably high in the first half of 2022, seemed to be headed in the right direction during the second half. All the major inputs, including rent, appeared to be stable if not declining, which was much different from the situation a year prior. The Federal Reserve (the Fed) pursued a hawkish monetary policy, indicating that keeping inflation under control was its primary goal. This approach, combined with improving supply chain conditions, appeared to be reducing the core inflation rate as the fiscal year ended. By the end of 2022, the possibility of recession was replacing inflation as the dominant investor concern.
What factors affected the Series’ performance during its fiscal year?
The Series underperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2022. Poor stock selection in information technology and communication services detracted from performance. Positive stock selection in consumer discretionary and an overweight in financials were the top contributors to performance.
The biggest contributors to performance during the 12-month period were Fair Isaac, Monster Beverage, Progressive, CoStar Group, and AutoZone. The biggest detractors from performance during the period were Amazon.com, Bill.com, NVIDIA, Meta Platforms, and Netflix.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Technology Sector Concentration: Because the Series is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Information Technology	35%
Consumer Discretionary	19
Health Care	11
Industrials	9
Financials	8
Consumer Staples	8
Energy	5
Other (includes short-term investment)	5
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Capital Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-36.11%	6.90%	11.52%
Russell 1000® Growth Index	-29.14	10.96	14.10
Series Expense Ratios[3]: Class A shares: Gross 1.08%, Net 1.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Equity Income Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -2.34%. For the same period, the MSCI USA High Dividend Yield Index (net), which serves as both the Series’ broad-based and style-specific index appropriate the comparison, returned -4.60%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
There was no place to hide from losses in 2022, with investors losing money in both equities and fixed income for only the third time since 1926. Large-capitalization stocks, as measured by the S&P 500® Index, finished the year down 18.11% after rallying 7.56% in the fourth quarter. Value stocks performed better than growth stocks, with the Russell 1000® Value Index down 7.54% for the year compared to the Russell 1000® Growth Index, which was down 29.14% for the same period. High dividend payers were a relative safe harbor, declining only 4.60% for the year, as measured by the MSCI USA High Dividend Yield Index (net), after rallying 13.92% in the fourth quarter. Small-cap stocks slightly underperformed large-cap stocks, with the Russell 2000® Index declining 20.44% for the year.
Emerging markets stocks, as measured by the MSCI Emerging Markets Index (net), also slightly underperformed U.S. large-cap stocks, declining 20.09% for the year.
Inflationary trends, which were unacceptably high in the first half of 2022, seemed to be headed in the right direction during the second half. All the major inputs, including rent, appeared to be stable if not declining, which was much different from the situation a year prior. The Federal Reserve (the Fed) pursued a hawkish monetary policy, indicating that keeping inflation under control was its primary goal. This approach, combined with improving supply chain conditions, appeared to be reducing the core inflation rate as the fiscal year ended. By the end of 2022, the possibility of recession was replacing inflation as the dominant investor concern.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the MSCI USA High Dividend Yield Index (net), for the fiscal year ended December 31, 2022. Positive stock selection and an underweight in information technology, as well as positive stock selection in industrials, contributed to performance. Poor stock selection and an underweight in health care, as well as poor stock selection in consumer discretionary, detracted from performance.
The biggest contributors to performance during the 12-month period were BAE Systems, Merck, Omnicom, AbbVie, and Kellogg. The biggest detractors from performance during the period were Eastman Chemical, Verizon Communications, V.F., Cisco Systems, and Crown Castle.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities:  The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Financials	19%
Health Care	14
Consumer Staples	12
Industrials	11
Communication Services	9
Utilities	9
Materials	8
Other (includes short-term investment and securities lending collateral)	18
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Equity Income Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-2.34%	8.11%	10.69%
MSCI USA High Dividend Yield Index (net)	-4.60	6.36	10.40
Series Expense Ratios[3]: Class A shares: Gross 1.12%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -30.33% and Class I shares at NAV returned -30.14%. For the same period, the Russell 2000® Growth Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -26.36%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
There was no place to hide from losses in 2022, with investors losing money in both equities and fixed income for only the third time since 1926. Large-capitalization stocks, as measured by the S&P 500® Index, finished the year down 18.11% after rallying 7.56% in the fourth quarter. Value stocks performed better than growth stocks, with the Russell 1000® Value Index down 7.54% for the year compared to the Russell 1000® Growth Index, which was down 29.14% for the same period. High dividend payers were a relative safe harbor, declining only 4.60% for the year, as measured by the MSCI USA High Dividend Yield Index (net), after rallying 13.92% in the fourth quarter. Small-cap stocks slightly underperformed large-cap stocks, with the Russell 2000® Index declining 20.44% for the year. Emerging markets stocks, as measured by the MSCI Emerging Markets Index (net), also slightly underperformed U.S. large-cap stocks, declining 20.09% for the year.
Inflationary trends, which were unacceptably high in the first half of 2022, seemed to be headed in the right direction during the second half. All the major inputs, including rent, appeared to be stable if not declining, which was much different from the situation a year prior. The Federal Reserve (the Fed) pursued a hawkish monetary policy, indicating that keeping inflation under control was its primary goal. This approach, combined with improving supply chain conditions, appeared to be reducing the core inflation rate as the fiscal year ended. By the end of 2022, the possibility of recession was replacing inflation as the dominant investor concern.
What factors affected the Series’ performance during its fiscal year?
The Series underperformed its benchmark, the Russell 2000® Growth Index, for the fiscal year ended December 31, 2022. Poor stock selection in consumer discretionary and an underweight in energy detracted from performance. Positive stock selection in financials, as well as positive stock selection and an underweight in health care, contributed to performance.
The biggest contributors to performance during the 12-month period were Autohome, Ollie’s Bargain Outlet, Ryan Specialty, AAON, and Aspen Technology. The biggest detractors from performance during the period were Bill.com, Fox Factory, Duck Creek Technologies, Rightmove, and Auto Trader.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Series focuses its investments may cause the value of the Series to decrease.
Market Volatility:  The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Financials	32%
Information Technology	20
Consumer Discretionary	16
Industrials	11
Communication Services	11
Health Care	5
Consumer Staples	3
Short-Term Investment	2
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-30.33%	10.16%	15.67%	— %	—
Class I shares at NAV[2]	-30.14	10.43	—	15.26	4/30/13
Russell 2000® Growth Index	-26.36	3.51	9.20	8.20 [3]	—
Series Expense Ratios[4]: Class A shares: Gross 1.26%, Net 1.14%; Class I shares: Gross 1.01%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -24.15%. For the same period, the Russell 2000® Value Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -14.48%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
There was no place to hide from losses in 2022, with investors losing money in both equities and fixed income for only the third time since 1926. Large-capitalization stocks, as measured by the S&P 500® Index, finished the year down 18.11% after rallying 7.56% in the fourth quarter. Value stocks performed better than growth stocks, with the Russell 1000® Value Index down 7.54% for the year compared to the Russell 1000® Growth Index, which was down 29.14% for the same period. High dividend payers were a relative safe harbor, declining only 4.60% for the year, as measured by the MSCI USA High Dividend Yield Index (net), after rallying 13.92% in the fourth quarter. Small-cap stocks slightly underperformed large-cap stocks, with the Russell 2000® Index declining 20.44% for the year. Emerging markets stocks, as measured by the MSCI Emerging Markets Index (net), also slightly underperformed U.S. large-cap stocks, declining 20.09% for the year.
Inflationary trends, which were unacceptably high in the first half of 2022, seemed to be headed in the right direction during the second half. All the major inputs, including rent, appeared to be stable if not declining, which was much different from the situation a year prior. The Federal Reserve (the Fed) pursued a hawkish monetary policy, indicating that keeping inflation under control was its primary goal. This approach, combined with improving supply chain conditions, appeared to be reducing the core inflation rate as the fiscal year ended. By the end of 2022, the possibility of recession was replacing inflation as the dominant investor concern.
What factors affected the Series’ performance during its fiscal year?
The Series underperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended December 31, 2022. Poor stock selection and an overweight in consumer discretionary, as well as an underweight in energy, detracted from performance. Positive stock selection in financials, as well as positive stock selection and an underweight in real estate, contributed to performance.
The biggest contributors to performance during the 12-month period were RLI, Albany International, RBC Bearings, Stock Yards Bancorp, and Getty Realty. The biggest detractors from performance during the period were Scotts Miracle-Gro, Latham, Azenta, SiteOne Landscape Supply, and Leslie’s.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Industrial Sector Concentration: Because the Series is presently heavily weighted in the industrial sector, it will be impacted by that sector’s performance more than a Series with broader sector diversification.
Market Volatility:  The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended..
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Industrials	34%
Financials	23
Consumer Discretionary	14
Information Technology	9
Consumer Staples	6
Materials	5
Health Care	4
Other (includes short-term investment)	5
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Small-Cap Value Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-24.15%	4.30%	10.25%
Russell 2000® Value Index	-14.48	4.13	8.48
Series Expense Ratios[3]: Class A shares: Gross 1.31%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management
■	The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -9.52% and Class I shares at NAV returned -9.33%. For the same period, the Bloomberg U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned -13.01%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
Central banks embarked on the first meaningful tightening of monetary policy in several years in response to elevated inflation during the fiscal year. Their messaging was consistent: they are focused on fighting high inflation. The monetary backdrop clouded the outlook for global and regional economies, and led to an increased probability of recession. This resulted in negative total returns for most assets. The pandemic remained a global issue, with China’s zero-COVID policy continuing to delay the normalization of supply chains, though the rigid policy was eased toward the end of the fiscal year. Meanwhile, the war between Russia and Ukraine presented an ongoing economic shock to food and energy prices. These unresolved issues made economic forecasting and modeling a challenge and contributed to a volatile investing environment during the fiscal year.
The Federal Reserve (the Fed) and other major central banks shifted their rhetoric sharply hawkish, indicating that keeping inflation under control is their primary goal, in response to elevated inflation data.
The Fed raised its main policy interest rate 4.25% during the fiscal year, including four jumbo moves of 0.75% each, and indicated its resolve to restore price stability. The Fed began to shrink its $8.9 trillion balance sheet, and increased its pace in September. The European Central Bank (ECB) also joined the inflation fight, raising its policy rate to 2.50% over four meetings, marking the first increases from zero interest rates since 2016. In addition to managing the start of its own balance sheet wind-down, the ECB was managing the complex task of preventing financial fragmentation among its member countries. The ECB often struggles with a one-size-fits-all monetary policy across countries that have no fiscal union. This often leads to volatility among the yields across member countries and financial fragmentation. The Bank of Japan was relatively less concerned about inflation given local economic conditions, but weakness in the yen was challenging that stance.
During the 12-month period, volatility in the fixed income markets increased due to both the more hawkish Fed policy and the Russian invasion of Ukraine. U.S. Treasuries generally outperformed spread sectors (non-governmental fixed income investments) on an excess return basis. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). With the spike in U.S. Treasury yields, less interest rate-sensitive sectors such as high yield bank loans, and other shorter-duration asset classes, including asset-backed securities, generally outperformed on a total return basis.
During the 12-month period, the U.S. Treasury yield curve shifted higher, with the largest increase on the front end, resulting in an inverted yield curve. This occurs when the yields on longer-term investments drop below the yields on shorter-term investments with the same risk profile.
What factors affected the Series’ performance during its fiscal year?
The Series’ allocations to high yield bank loans and asset-backed securities, and the allocation to non-agency mortgage-backed securities over agency mortgage-backed securities, all had a positive impact on performance for the 12-month period. Overall issue selection was positive for the period.
The Series’ underweight to U.S. Treasuries, and its allocations to emerging markets high yield and corporate high yield securities, all had a negative impact during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Foreign & Emerging Markets:  Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: Local, regional, or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments,
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Corporate Bonds and Notes		43%
Financials	13%
Energy	7
Information Technology	4
All other Corporate Bonds and Notes	19
Mortgage-Backed Securities		15
Asset-Backed Securities		14
U.S. Government Securities		11
Leveraged Loans		9
Foreign Government Securities		5
Other (includes short-term investment and securities lending collateral)		3
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-9.52%	0.93%	2.31%	— %	—
Class I shares at NAV[2]	-9.33	1.17	—	2.30	4/30/13
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06	1.00 [3]	—
Series Expense Ratios[4]: Class A shares: 0.92%; Class I shares: 0.68%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The since inception index return is from the inception date of Class I shares.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

SGA International Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -18.61% and Class I shares at NAV returned -18.41%†. For the same period, the MSCI All Country World ex USA Index (net), which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned -16.00%.
   † See footnote 3 on page 22.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
International equities posted their worst year since 2008 as higher levels of inflation, rising interest rates, and geopolitical turmoil weighed on markets. Growth stocks lagged value stocks significantly as companies with longer-duration earnings and cash flow streams sold off given higher interest rates and discount rates. Russia’s invasion of Ukraine disrupted energy markets and raised the odds of a European recession. Oil prices reached their highest levels since 2008, while natural gas prices soared as European economies weaned themselves off Russian gas. Concerns about energy rationing and limited supply weighed on growth expectations and investor sentiment before tapering off in the fourth quarter of 2022 amid mild winter weather.
Continuing lockdowns in China and weakening economic growth weighed heavily on Chinese stocks and markets tied to Chinese demand during the first three quarters of the year, before the country’s abrupt zero-COVID policy pivot in the fourth quarter lifted sentiment and supported a strong market rebound.
Emerging markets lagged developed markets for the year despite strong performance in Latin American stocks, the only region to produce positive returns in 2022, which benefited from strong energy and commodity prices. The energy sector was the only sector to deliver positive returns in 2022, while the financials and materials sectors declined the least. The information technology, consumer discretionary, and communication services sectors performed worst.
What factors affected the Series’ performance during its fiscal year?
The Series trailed its benchmark, the MSCI All Country World ex USA Index (net), for the 12 months ended December 31, 2022. Higher inflation and rising interest rates weighed on faster-growing companies, while the market rewarded more economically sensitive companies that were benefiting from rising energy and commodity prices.
A lack of exposure in the energy sector, an overweight in the information technology sector, and an underweight in the financials sector detracted from relative returns. This offset benefits from the Series’ overweights in the consumer staples and health care sectors and its underweight in the communication services sector.
Stock selection in the information technology and industrials sectors detracted most from relative returns, offsetting positive selection contributions in the financials and consumer staples sectors. From a regional perspective, stock selection in non-U.S. developed market stocks detracted most from performance, while selection in emerging markets stocks contributed positively.
The top five contributors to Series performance for the period were Shandong Weigao, Novo Nordisk, Yum! China, HDFC Bank, and CP All. The five largest detractors from Series performance for the period were Temenos, Adidas, Recruit Holdings, XP, and Steris.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility:  The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war  or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Health Care	24%
Consumer Staples	23
Financials	17
Information Technology	16
Consumer Discretionary	8
Materials	6
Industrials	5
Short-Term Investment	1
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

SGA International Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-18.61%	1.49%	1.31%	— %	—
Class I shares at NAV[2]	-18.41 [3]	1.75	—	0.93	4/30/13
MSCI All Country World ex USA Index (net)	-16.00	0.88	3.80	3.21 [4]	—
Series Expense Ratios[5]: Class A shares: Gross 1.16%, Net 1.14%; Class I shares: Gross 0.92%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The since inception index return is from the inception date of Class I shares.
[5]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC (Domestic and International Equity Portfolio) and Newfleet Asset Management (Fixed Income Portfolio)
■	The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2022, the Series’ Class A shares at NAV returned -30.58%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based fixed income index, returned -13.01%; MSCI All Country World ex USA Small Mid Cap Index (net) broad-based international index, returned -19.49%; and Russell 1000® Growth Index, a broad-based U.S. equity index, returned -29.14%. The Strategic Allocation Series Linked Benchmark, the Series’ style-specific benchmark, returned -21.16%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’  fiscal year ended December 31, 2022?
Equities
There was no place to hide from losses in 2022, with investors losing money in both equities and fixed income for only the third time since 1926. Large-capitalization stocks, as measured by the S&P 500® Index, finished the year down 18.11% after rallying 7.56% in the fourth quarter. Value stocks performed better than growth stocks, with the Russell 1000® Value Index down 7.54% for the year compared to the Russell 1000® Growth Index, which was down 29.14% for the same period. High dividend payers were a relative safe harbor, declining only 4.60% for the year, as measured by the MSCI USA High Dividend Yield Index (net), after rallying 13.92% in the fourth quarter. Small-cap stocks slightly underperformed large-cap stocks, with the Russell 2000® Index declining 20.44% for the year. Emerging markets stocks, as measured by the MSCI Emerging Markets Index (net), also slightly underperformed U.S. large-cap stocks, declining 20.09% for the year.
Inflationary trends, which were unacceptably high in the first half of 2022, seemed to be headed in the right direction during the second half. All the major inputs, including rent, appeared to be stable if not declining, which was much different from the situation a year prior. The Federal Reserve (the Fed) pursued a hawkish monetary policy, indicating that keeping inflation under control was its primary goal. This approach, combined with improving supply chain conditions, appeared to be reducing the core inflation rate as the fiscal year ended. By the end of 2022, the possibility of recession was replacing inflation as the dominant investor concern.
Fixed Income
Central banks embarked on the first meaningful tightening of monetary policy in several years in response to elevated inflation during the fiscal year. Their messaging was consistent: they are focused on fighting high inflation. The monetary backdrop clouded the outlook for global and regional economies, and led to an increased probability of recession. This resulted in negative total returns for most assets. The pandemic remained a global issue, with China’s zero-COVID policy continuing to delay the normalization of supply chains, though the rigid policy was eased toward the end of the fiscal year. Meanwhile, the war between Russia and Ukraine presented an ongoing economic shock to food and energy prices. These unresolved issues made economic forecasting and modeling a challenge and contributed to a volatile investing environment during the fiscal year.
The Federal Reserve (the Fed) and other major central banks shifted their rhetoric sharply hawkish, indicating that keeping inflation under control is their primary goal, in response to elevated inflation data. The Fed raised its main policy interest rate 4.25% during the fiscal year, including four jumbo moves of 0.75% each, and indicated its resolve to restore price stability. The Fed began to shrink its $8.9 trillion balance sheet, and increased its pace in September. The European Central Bank (ECB) also joined the inflation fight, raising its policy rate to 2.50% over four meetings, marking the first increases from zero interest rates since 2016. In addition to managing the start of its own balance sheet wind-down, the ECB was managing the complex task of preventing financial fragmentation among its member countries. The ECB often struggles with a one-size-fits-all monetary policy across countries that have no fiscal union. This often leads to volatility among the yields across member countries and financial fragmentation. The Bank of Japan was relatively less concerned about inflation given local economic conditions, but weakness in the yen was challenging that stance.
During the 12-month period, volatility in the fixed income markets increased due to both the more hawkish Fed policy and the Russian invasion of Ukraine. U.S. Treasuries generally outperformed spread sectors (non-governmental fixed income investments) on an excess return basis. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). With the spike in U.S. Treasury yields, less interest rate-sensitive sectors such as high yield bank loans, and other shorter-duration asset classes, including asset-backed securities, generally outperformed on a total return basis.
During the 12-month period, the U.S. Treasury yield curve shifted higher, with the largest increase on the front end, resulting in an inverted yield curve. This occurs when the yields on longer-term investments drop below the yields on shorter-term investments with the same risk profile.
What factors affected the Series’ performance during its fiscal year?
U.S. Equities
The Series’ domestic equity portfolio slightly underperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2022. Poor stock selection in information technology and communication services detracted from performance. Positive stock selection in consumer discretionary and an overweight in financials contributed to performance.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
The biggest contributors to performance during the 12-month period were Fair Isaac, Monster Beverage, Progressive, CoStar, and AutoZone. The biggest detractors from performance during the period were Amazon.com, Bill.com, NVIDIA, Meta Platforms, and Netflix.
International Equities
The Series’ international equity portfolio underperformed its benchmark, the MSCI All Country World ex USA Small Mid Cap Index (net), for the fiscal year ended December 31, 2022. Poor stock selection in financials, as well as poor stock selection and an overweight in communication services, detracted from performance. Positive stock selection in consumer staples, as well as positive stock selection and an underweight in health care, contributed to performance.
From a geographic perspective, poor stock selection in Europe ex. U.K., and poor stock selection and an overweight in the U.K., detracted from performance. Positive stock selection in China, as well as positive stock selection and an overweight in Latin America, contributed to performance.
The biggest contributors to performance during the 12-month period were FinecoBank, Pason Systems, Heineken Malaysia, Victoria Plumbing, MTU Aero Engines. The biggest detractors from performance during the period were HeadHunter Group, Mortgage Advice Bureau, Rightmove, Auto Trader, and Marel.
Fixed Income
The Series’ fixed income portfolio’s allocations to high yield bank loans, asset-backed securities, corporate high yield, and the allocation to non-agency mortgage-backed securities over agency mortgage-backed securities all had a positive impact on performance for the 12-month period. Overall issue selection was positive for the period.
The portfolio’s underweight to U.S. Treasuries had a negative impact during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: Local, regional, or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the portfolio manager(s) to invest the Series’ assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2022.
Common Stocks		73%
Information Technology	22%
Consumer Discretionary	13
Industrials	9
All other Common Stocks	29
Corporate Bonds and Notes		9
Financials	3
Real Estate	1
Information Technology	1
All other Corporate Bonds and Notes	4
Mortgage-Backed Securities		6
U.S. Government Securities		4
Asset-Backed Securities		3
Municipal Bonds		2
Short-Term Investment		1
Other (includes securities lending collateral)		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Strategic Allocation Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-30.58%	3.48%	5.50%
Bloomberg U.S. Aggregate Bond Index	-13.01	0.02	1.06
MSCI All Country World ex USA Small Mid Cap Index (net)	-19.49	0.16	4.56
Strategic Allocation Series Linked Benchmark	-21.16	5.49	8.00
Russell 1000® Growth Index	-29.14	10.96	14.10
Series Expense Ratios[3]: Class A shares: Gross 0.97%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012,  for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.8%
Real Estate Investment Trusts—97.8%
Data Centers—7.6%
Equinix, Inc.	9,717	$ 6,365
Health Care—11.9%
Healthpeak Properties, Inc.	100,090	2,510
Ventas, Inc.	74,700	3,365
Welltower, Inc.	62,590	4,103
		9,978

Industrial/Office—22.2%
Industrial—16.1%
Prologis, Inc.	90,476	10,199
Rexford Industrial Realty, Inc.	60,725	3,318
		13,517

Office—6.1%
Alexandria Real Estate Equities, Inc.	12,843	1,871
Boston Properties, Inc.	5,340	361
Cousins Properties, Inc.	78,300	1,980
Douglas Emmett, Inc.	59,740	937
		5,149

Total Industrial/Office		18,666

Lodging/Resorts—2.3%
Host Hotels & Resorts, Inc.	61,044	980
Ryman Hospitality Properties, Inc.	11,752	961
		1,941

Residential—24.2%
Apartments—13.9%
Apartment Income REIT Corp.	75,253	2,582
AvalonBay Communities, Inc.	21,529	3,477
Equity Residential	27,120	1,600
Mid-America Apartment Communities, Inc.	25,400	3,988
		11,647

Manufactured Homes—4.8%
Sun Communities, Inc.	28,341	4,053
Single Family Homes—5.5%
American Homes 4 Rent Class A	95,500	2,878
Invitation Homes, Inc.	59,050	1,750
		4,628

Total Residential		20,328

Retail—13.1%
Free Standing—4.4%
Realty Income Corp.	24,755	1,570
	Shares	Value

Retail—continued
Free Standing—continued
Spirit Realty Capital, Inc.	52,404	$ 2,093
		3,663

Regional Malls—2.4%
Simon Property Group, Inc.	17,241	2,025
Shopping Centers—6.3%
Brixmor Property Group, Inc.	102,792	2,331
Kimco Realty Corp.	42,070	891
Regency Centers Corp.	33,700	2,106
		5,328

Total Retail		11,016

Self Storage—11.9%
CubeSmart	87,600	3,526
Extra Space Storage, Inc.	22,516	3,314
Public Storage	11,250	3,152
		9,992

Specialty—4.6%
American Tower Corp.	6,100	1,292
SBA Communications, Corp. Class A	4,950	1,388
VICI Properties, Inc.	36,737	1,190
		3,870

Total Common Stocks (Identified Cost $65,413)		82,156

Total Long-Term Investments—97.8% (Identified Cost $65,413)		82,156

Short-Term Investment—2.6%
Money Market Mutual Fund—2.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(1)	2,210,414	2,210
Total Short-Term Investment (Identified Cost $2,210)		2,210

TOTAL INVESTMENTS—100.4% (Identified Cost $67,623)		$84,366
Other assets and liabilities, net—(0.4)%		(306)
NET ASSETS—100.0%		$84,060

Abbreviation:
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$82,156	$82,156
Money Market Mutual Fund	2,210	2,210
Total Investments	$84,366	$84,366
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.2%
Communication Services—2.2%
Trade Desk, Inc. (The) Class A(1)	92,761	$ 4,158
Consumer Discretionary—19.3%
Airbnb, Inc. Class A(1)	33,704	2,882
Amazon.com, Inc.(1)	89,420	7,511
AutoZone, Inc.(1)	1,413	3,485
Home Depot, Inc. (The)	12,690	4,008
Marriott International, Inc. Class A	31,961	4,759
MercadoLibre, Inc.(1)	2,992	2,532
NIKE, Inc. Class B	54,978	6,433
Ross Stores, Inc.	35,566	4,128
		35,738

Consumer Staples—7.4%
Estee Lauder Cos., Inc. (The) Class A	16,377	4,063
McCormick & Co., Inc. Non-voting Shares	40,568	3,363
Monster Beverage Corp.(1)	43,365	4,403
PepsiCo, Inc.	10,392	1,877
		13,706

Energy—4.5%
Devon Energy Corp.	26,262	1,615
Hess Corp.	16,352	2,319
Pioneer Natural Resources Co.	10,938	2,498
Schlumberger Ltd.	34,693	1,855
		8,287

Financials—8.2%
Bank of America Corp.	146,382	4,848
MarketAxess Holdings, Inc.	9,677	2,699
Progressive Corp. (The)	36,442	4,727
S&P Global, Inc.	8,853	2,965
		15,239

Health Care—11.1%
Danaher Corp.	23,904	6,345
Eli Lilly & Co.	4,970	1,818
HealthEquity, Inc.(1)	27,233	1,679
IDEXX Laboratories, Inc.(1)	4,873	1,988
Mettler-Toledo International, Inc.(1)	1,619	2,340
Zoetis, Inc. Class A	43,684	6,402
		20,572

Industrials—8.6%
CoStar Group, Inc.(1)	68,677	5,307
Equifax, Inc.	17,475	3,397
Fair Isaac Corp.(1)	7,229	4,327
Uber Technologies, Inc.(1)	117,107	2,896
		15,927

	Shares	Value

Information Technology—35.3%
Accenture plc Class A	16,195	$ 4,321
Amphenol Corp. Class A	100,161	7,626
Bill.com Holdings, Inc.(1)	41,543	4,527
Block, Inc. Class A(1)	31,998	2,011
DocuSign, Inc.(1)	21,675	1,201
Duck Creek Technologies, Inc.(1)	149,310	1,799
MongoDB, Inc. Class A(1)	9,631	1,896
NVIDIA Corp.	55,493	8,110
Paycom Software, Inc.(1)	27,926	8,666
Roper Technologies, Inc.	11,197	4,838
Snowflake, Inc. Class A(1)	24,344	3,494
Visa, Inc. Class A	58,452	12,144
Workday, Inc. Class A(1)	28,721	4,806
		65,439

Materials—1.3%
Ecolab, Inc.	16,576	2,413
Real Estate—1.3%
Prologis, Inc.	22,367	2,521
Total Common Stocks (Identified Cost $103,032)		184,000

Total Long-Term Investments—99.2% (Identified Cost $103,032)		184,000

Short-Term Investment—0.9%
Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	1,607,528	1,608
Total Short-Term Investment (Identified Cost $1,608)		1,608

TOTAL INVESTMENTS—100.1% (Identified Cost $104,640)		$185,608
Other assets and liabilities, net—(0.1)%		(109)
NET ASSETS—100.0%		$185,499

Abbreviation:
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$184,000	$184,000
Money Market Mutual Fund	1,608	1,608
Total Investments	$185,608	$185,608
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.7%
Communication Services—9.2%
Omnicom Group, Inc.	62,428	$ 5,092
Verizon Communications, Inc.	80,839	3,185
		8,277

Consumer Discretionary—2.9%
Leggett & Platt, Inc.	66,842	2,155
McDonald’s Corp.	1,852	488
		2,643

Consumer Staples—12.9%
Coca-Cola Co. (The)	43,247	2,751
Flowers Foods, Inc.	81,087	2,330
Kimberly-Clark Corp.	20,140	2,734
PepsiCo, Inc.	15,132	2,734
Procter & Gamble Co. (The)	6,743	1,022
		11,571

Energy—1.4%
Chevron Corp.	7,210	1,294
Financials—19.7%
Bank of Hawaii Corp.	41,647	3,230
PNC Financial Services Group, Inc. (The)	16,739	2,644
Prudential Financial, Inc.	12,258	1,219
Safety Insurance Group, Inc.	25,888	2,181
T. Rowe Price Group, Inc.	24,427	2,664
U.S. Bancorp	39,066	1,704
Zurich Insurance Group AG ADR	86,255	4,127
		17,769

Health Care—14.0%
AbbVie, Inc.	22,971	3,712
Johnson & Johnson	5,365	948
Merck & Co., Inc.	24,496	2,718
Patterson Cos., Inc.	74,618	2,091
Pfizer, Inc.	60,185	3,084
		12,553

Industrials—10.8%
BAE Systems plc Sponsored ADR(1)	81,737	3,445
MSC Industrial Direct Co., Inc. Class A	43,037	3,516
Snap-on, Inc.	4,091	935
Watsco, Inc.	7,455	1,859
		9,755

Information Technology—7.6%
Cisco Systems, Inc.	49,521	2,359
International Business Machines Corp.	31,454	4,432
		6,791

Materials—8.0%
Amcor plc	300,136	3,575
Eastman Chemical Co.	23,778	1,936
Sonoco Products Co.	27,015	1,640
		7,151

	Shares	Value

Real Estate—3.2%
Crown Castle, Inc.	11,073	$ 1,502
Getty Realty Corp.	41,586	1,408
		2,910

Utilities—9.0%
Fortis, Inc.	49,562	1,984
Pinnacle West Capital Corp.	24,612	1,872
Southern Co. (The)	42,386	3,027
WEC Energy Group, Inc.	13,134	1,231
		8,114

Total Common Stocks (Identified Cost $79,297)		88,828

Total Long-Term Investments—98.7% (Identified Cost $79,297)		88,828

Short-Term Investment—1.1%
Money Market Mutual Fund—1.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	1,022,032	1,022
Total Short-Term Investment (Identified Cost $1,022)		1,022

Securities Lending Collateral—3.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)(3)	2,941,000	2,941
Total Securities Lending Collateral (Identified Cost $2,941)		2,941

TOTAL INVESTMENTS—103.1% (Identified Cost $83,260)		$92,791
Other assets and liabilities, net—(3.1)%		(2,754)
NET ASSETS—100.0%		$90,037

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	All or a portion of security is on loan.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	86%
Switzerland	8
United Kingdom	4
Canada	2
Total	100%
† % of total investments as of December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$88,828	$88,828
Money Market Mutual Fund	1,022	1,022
Securities Lending Collateral	2,941	2,941
Total Investments	$92,791	$92,791
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

KAR Small-Cap Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.8%
Communication Services—11.1%
Auto Trader Group plc	668,000	$ 4,164
MediaAlpha, Inc. Class A(1)	103,998	1,035
Rightmove plc	611,930	3,783
		8,982

Consumer Discretionary—16.0%
Dream Finders Homes, Inc. Class A(1)	90,599	785
Fox Factory Holding Corp.(1)	63,655	5,807
Holley, Inc.(1)	240,021	509
Ollie’s Bargain Outlet Holdings, Inc.(1)	39,259	1,839
Olo, Inc. Class A(1)	221,979	1,387
Revolve Group, Inc. Class A(1)	117,825	2,623
		12,950

Consumer Staples—2.7%
Grocery Outlet Holding Corp.(1)	50,218	1,466
PriceSmart, Inc.	12,300	747
		2,213

Financials—31.5%
FactSet Research Systems, Inc.	6,429	2,579
Goosehead Insurance, Inc. Class A(1)	37,880	1,301
Interactive Brokers Group, Inc. Class A	53,373	3,862
MarketAxess Holdings, Inc.	10,608	2,959
Morningstar, Inc.	16,410	3,554
Oportun Financial Corp.(1)	45,880	253
Ryan Specialty Holdings, Inc. Class A(1)	175,984	7,305
ServisFirst Bancshares, Inc.	52,332	3,606
		25,419

Health Care—5.1%
Mesa Laboratories, Inc.	3,635	604
National Research Corp.	34,152	1,274
U.S. Physical Therapy, Inc.	27,336	2,215
		4,093

Industrials—11.3%
AAON, Inc.	59,000	4,444
HEICO Corp. Class A	23,270	2,789
Omega Flex, Inc.	19,797	1,847
		9,080

	Shares	Value

Information Technology—20.1%
Aspen Technology, Inc.(1)	10,897	$ 2,238
Bill.com Holdings, Inc.(1)	35,635	3,883
Blackline, Inc.(1)	39,490	2,657
Duck Creek Technologies, Inc.(1)	220,602	2,658
nCino, Inc.(1)	72,643	1,921
NVE Corp.	7,350	476
SPS Commerce, Inc.(1)	18,922	2,430
		16,263

Total Common Stocks (Identified Cost $55,732)		79,000

Total Long-Term Investments—97.8% (Identified Cost $55,732)		79,000

Short-Term Investment—2.1%
Money Market Mutual Fund—2.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	1,733,475	1,733
Total Short-Term Investment (Identified Cost $1,733)		1,733

TOTAL INVESTMENTS—99.9% (Identified Cost $57,465)		$80,733
Other assets and liabilities, net—0.1%		41
NET ASSETS—100.0%		$80,774

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	90%
United Kingdom	10
Total	100%
† % of total investments as of December 31, 2022.
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$79,000	$79,000
Money Market Mutual Fund	1,733	1,733
Total Investments	$80,733	$80,733
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers  into or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

KAR Small-Cap Value Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—14.0%
Cheesecake Factory, Inc. (The)	65,630	$ 2,081
Latham Group, Inc.(1)	110,508	356
Leslie’s, Inc.(1)	188,453	2,301
SiteOne Landscape Supply, Inc.(1)	16,781	1,969
Thor Industries, Inc.	31,083	2,346
		9,053

Consumer Staples—6.2%
National Beverage Corp.(1)	49,788	2,317
WD-40 Co.	10,607	1,710
		4,027

Financials—22.4%
Bank of Hawaii Corp.	32,442	2,516
First Financial Bankshares, Inc.	27,012	929
Houlihan Lokey, Inc. Class A	33,753	2,942
Lakeland Financial Corp.	17,991	1,313
Primerica, Inc.	13,720	1,946
RLI Corp.	19,910	2,614
Stock Yards Bancorp, Inc.	34,736	2,257
		14,517

Health Care—4.2%
Azenta, Inc.(1)	47,059	2,740
Industrials—34.4%
Albany International Corp. Class A	29,939	2,952
Armstrong World Industries, Inc.	27,097	1,859
Construction Partners, Inc. Class A(1)	74,977	2,001
Graco, Inc.	29,067	1,955
Hillman Solutions Corp.(1)	209,261	1,509
John Bean Technologies Corp.	14,023	1,281
Landstar System, Inc.	15,490	2,523
RBC Bearings, Inc.(1)	11,849	2,481
UniFirst Corp.	13,215	2,550
Watsco, Inc.	12,500	3,117
		22,228

	Shares	Value

Information Technology—9.3%
American Software, Inc. Class A	58,000	$ 852
Badger Meter, Inc.	11,752	1,281
EVERTEC, Inc.	75,943	2,459
Jack Henry & Associates, Inc.	8,090	1,420
		6,012

Materials—4.6%
HB Fuller Co.	23,860	1,709
Scotts Miracle-Gro Co. (The)	26,207	1,273
		2,982

Real Estate—2.4%
Getty Realty Corp.	45,588	1,543
Total Common Stocks (Identified Cost $43,724)		63,102

Total Long-Term Investments—97.5% (Identified Cost $43,724)		63,102

Short-Term Investment—2.4%
Money Market Mutual Fund—2.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	1,564,392	1,564
Total Short-Term Investment (Identified Cost $1,564)		1,564

TOTAL INVESTMENTS—99.9% (Identified Cost $45,288)		$64,666
Other assets and liabilities, net—0.1%		67
NET ASSETS—100.0%		$64,733

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$63,102	$63,102
Money Market Mutual Fund	1,564	1,564
Total Investments	$64,666	$64,666
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers  into or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)

	Par Value	Value
U.S. Government Securities—11.1%
U.S. Treasury Bonds
2.875%, 5/15/49	$ 200	$ 161
1.875%, 11/15/51	575	364
U.S. Treasury Notes
0.125%, 3/31/23	950	940
0.125%, 4/30/23	725	715
0.125%, 8/31/23	2,390	2,318
2.500%, 4/30/24	500	486
0.250%, 5/31/25	1,445	1,312
0.875%, 6/30/26	1,435	1,283
0.375%, 7/31/27	1,985	1,684
1.875%, 2/15/32	1,260	1,069
Total U.S. Government Securities (Identified Cost $11,066)		10,332

Municipal Bonds—1.1%
Florida—0.2%
Broward County, Water & Sewer Utility Revenue Series A 4.000%, 10/1/47	185	175
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	40	29
New York—0.3%
Metropolitan Transportation Authority Revenue Taxable Series A 5.000%, 11/15/45	260	279
Virginia—0.6%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	595	536
Total Municipal Bonds (Identified Cost $1,137)		1,019

Foreign Government Securities—4.7%
Abu Dhabi Government International Bond 144A 3.125%, 4/16/30(1)	200	185
Arab Republic of Egypt 144A 7.600%, 3/1/29(1)	200	163
Bolivarian Republic of Venezuela
9.375%, 1/13/34(2)(3)	295	21
RegS 7.650%, 4/21/25(2)(3)(4)	825	58
Dominican Republic 144A 4.875%, 9/23/32(1)	345	285
Emirate of Dubai Government International Bonds RegS 5.250%, 1/30/43(4)	400	360
Kingdom of Morocco 144A 3.000%, 12/15/32(1)	200	158
Republic of Angola 144A 8.250%, 5/9/28(1)	200	181
Republic of Argentina 3.500%, 7/9/41(5)	440	125
Republic of Colombia 4.500%, 3/15/29	200	172
	Par Value	Value

Foreign Government Securities—continued
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(1)	$ 200	$ 193
Republic of Ecuador 144A 5.500%, 7/31/30(1)(5)	125	80
Republic of Guatemala 144A 5.250%, 8/10/29(1)	200	192
Republic of Indonesia
2.850%, 2/14/30	210	187
144A 4.350%, 1/8/27(1)	240	236
Republic of Panama 4.300%, 4/29/53	355	258
Republic of Philippines 3.700%, 3/1/41	400	326
Republic of South Africa 5.875%, 4/20/32	190	171
Republic of Turkey 7.625%, 4/26/29	265	250
Saudi Government International Bond
144A 5.500%, 10/25/32(1)	200	212
144A 4.500%, 10/26/46(1)	305	269
United Mexican States 4.500%, 1/31/50	340	259
Total Foreign Government Securities (Identified Cost $5,789)		4,341

Mortgage-Backed Securities—14.3%
Non-Agency—14.3%
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(1)	435	420
2015-SFR2, C 144A 4.691%, 10/17/52(1)	340	324
Angel Oak SB Commercial Mortgage Trust 2020-SBC1, A1 144A 2.068%, 5/25/50(1)(5)	177	169
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(1)(5)	317	291
2019-2, A1 144A 3.347%, 4/25/49(1)(5)	143	133
BX Trust
2019-OC11, D 144A 3.944%, 12/9/41(1)(5)	295	235
2022-CLS, A 144A 5.760%, 10/13/27(1)	329	322
Cascade MH Asset Trust 2021-MH1, A1 144A 1.753%, 2/25/46(1)	264	224
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(1)(5)	100	84
2016-SH2, M2 144A 3.750%, 12/25/45(1)(5)	139	121
CIM Trust
2021-NR4, A1 144A 2.816%, 10/25/61(1)(5)	166	153
2022-R2, A1 144A 3.750%, 12/25/61(1)(5)	95	89
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
COLT Mortgage Loan Trust 2022-5, A1 144A 4.550%, 4/25/67(1)(5)	$ 240	$ 231
CoreVest American Finance Issuer LLC 2021-RTL1, A1 144A 2.239%, 3/28/29(1)(5)	115	105
CoreVest American Finance Trust 2020-4, A 144A 1.174%, 12/15/52(1)	199	176
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(1)(5)	219	194
Dominion Mortgage Trust 2021-RTL1, A1 144A 2.487%, 7/25/27(1)(5)	345	310
Ellington Financial Mortgage Trust
2019-2, A3 144A 3.046%, 11/25/59(1)(5)	25	24
2021-2, A3 144A 1.291%, 6/25/66(1)(5)	212	159
2022-1, A1 144A 2.206%, 1/25/67(1)(5)	476	398
FirstKey Homes Trust
2020-SFR1, B 144A 1.740%, 8/17/37(1)	200	179
2020-SFR2, B 144A 1.567%, 10/19/37(1)	335	297
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(1)(5)	10	9
2018-1, A23 144A 3.500%, 11/25/57(1)(5)	25	22
Imperial Fund Mortgage Trust 2021-NQM4, A1 144A 2.091%, 1/25/57(1)(5)	491	405
JPMorgan Chase Mortgage Trust
2014-1, 2A12 144A 3.500%, 1/25/44(1)(5)	28	25
2014-2, 2A2 144A 3.500%, 6/25/29(1)(5)	31	29
MetLife Securitization Trust
2017-1A, M1 144A 3.441%, 4/25/55(1)(5)	150	130
2019-1A, A1A 144A 3.750%, 4/25/58(1)(5)	93	90
MFA Trust 2022-NQM2, A1 144A 4.000%, 5/25/67(1)(5)	133	127
Mill City Mortgage Loan Trust
2017-1, M2 144A 3.250%, 11/25/58(1)(5)	100	93
2017-3, B1 144A 3.250%, 1/25/61(1)(5)	207	168
2019-1, M2 144A 3.500%, 10/25/69(1)(5)	165	140
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, AS 4.266%, 11/15/46	125	122
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(1)(5)	85	80
2015-2A, A1 144A 3.750%, 8/25/55(1)(5)	66	61
2016-1A, A1 144A 3.750%, 3/25/56(1)(5)	54	50
2016-3A, B1 144A 4.000%, 9/25/56(1)(5)	248	225
2016-4A, B1A 144A 4.500%, 11/25/56(1)(5)	232	213
	Par Value	Value

Non-Agency—continued
2017-2A, A3 144A 4.000%, 3/25/57(1)(5)	$ 55	$ 51
2019-RPL2, M2 144A 3.750%, 2/25/59(1)(5)	220	184
2021-NQ2R, A1 144A 0.941%, 10/25/58(1)(5)	66	57
2022-RTL1, A1F 144A 4.336%, 12/25/26(1)	215	204
2018-1A, A1A 144A 4.000%, 12/25/57(1)(5)	117	110
NewRez Warehouse Securitization Trust 2021-1, C (1 month LIBOR + 1.050%, Cap N/A, Floor 1.050%) 144A 5.439%, 5/25/55(1)(5)	160	156
NLT Trust 2021-INV2, A1 144A 1.162%, 8/25/56(1)(5)	173	136
OBX Trust 2019-INV1, A3 144A 4.500%, 11/25/48(1)(5)	25	24
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 2.857%, 6/25/26(1)(5)	140	130
Preston Ridge Partners Mortgage LLC
2020-6, A1 144A 2.363%, 11/25/25(1)(5)	253	234
2021-2, A1 144A 2.115%, 3/25/26(1)(5)	71	66
2021-3, A1 144A 1.867%, 4/25/26(1)(5)	160	143
2021-9, A1 144A 2.363%, 10/25/26(1)(5)	130	117
2021-RPL1, A1 144A 1.319%, 7/25/51(1)(5)	68	60
Progress Residential Trust
2021-SFR3, D 144A 2.288%, 5/17/26(1)	115	98
2021-SFR6, C 144A 1.855%, 7/17/38(1)	175	149
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(1)(5)	97	81
RCO VI Mortgage LLC 2022-1, A1 144A 3.000%, 1/25/27(1)(5)	162	152
RCO VII Mortgage LLC 2021-2, A1 144A 2.116%, 9/25/26(1)(5)	90	82
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(1)(5)	27	26
Sequoia Mortgage Trust 2013-8, B1 3.488%, 6/25/43(5)	45	42
SG Residential Mortgage Trust 2019-3, A1 144A 2.703%, 9/25/59(1)(5)	28	27
Starwood Mortgage Residential Trust 2021-3, A3 144A 1.518%, 6/25/56(1)(5)	56	45
Towd Point Mortgage Trust
2016-1, M1 144A 3.500%, 2/25/55(1)(5)	120	117
2016-4, B1 144A 3.890%, 7/25/56(1)(5)	300	274
2017-1, M1 144A 3.750%, 10/25/56(1)(5)	135	126
2017-4, A2 144A 3.000%, 6/25/57(1)(5)	405	363
2018-6, A2 144A 3.750%, 3/25/58(1)(5)	710	607
2019-2, A2 144A 3.750%, 12/25/58(1)(5)	290	253
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2019-4, A2 144A 3.250%, 10/25/59(1)(5)	$ 215	$ 181
2020-1, M1 144A 3.500%, 1/25/60(1)(5)	110	86
2021-1, A2 144A 2.750%, 11/25/61(1)(5)	230	180
2017-6, A2 144A 3.000%, 10/25/57(1)(5)	200	179
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(1)	235	212
2020-SFR2, D 144A 2.281%, 11/17/39(1)	225	185
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(1)	160	138
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(1)	70	70
VCAT LLC
2021-NPL3, A1 144A 1.743%, 5/25/51(1)(5)	147	127
2021-NPL4, A1 144A 1.868%, 8/25/51(1)(5)	227	206
Vericrest Opportunity Loan Trust C LLC 2021-NPL9, A1 144A 1.992%, 5/25/51(1)(5)	82	74
Vericrest Opportunity Loan Trust CVI LLC 2021-NP12, A1 144A 2.734%, 12/26/51(1)(5)	107	98
Verus Securitization Trust
2019-4, M1 144A 3.207%, 11/25/59(1)(5)	110	93
2022-5, A1 144A 3.800%, 4/25/67(1)(5)	342	313
2022-7, A1 144A 5.152%, 7/25/67(1)(5)	192	187
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(1)	50	45
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	140	133
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(1)(5)	55	46
Total Mortgage-Backed Securities (Identified Cost $14,897)		13,294

Asset-Backed Securities—14.1%
Automobiles—6.4%
ACC Auto Trust 2021-A, C 144A 3.790%, 4/15/27(1)	365	343
ACC Trust 2021-1, C 144A 2.080%, 12/20/24(1)	290	284
AmeriCredit Automobile Receivables Trust 2020-3, C 1.060%, 8/18/26	230	216
Arivo Acceptance Auto Loan Receivables Trust 2022-2A, A 144A 6.900%, 1/16/29(1)	240	240
Avid Automobile Receivables Trust
2019-1, C 144A 3.140%, 7/15/26(1)	310	308
2019-1, D 144A 4.030%, 7/15/26(1)	520	516
	Par Value	Value

Automobiles—continued
2021-1, E 144A 3.390%, 4/17/28(1)	$ 115	$ 102
Avis Budget Rental Car Funding LLC (AESOP) 2020-2A, A 144A 2.020%, 2/20/27(1)	285	258
Carvana Auto Receivables Trust
2019-2A, D 144A 3.280%, 1/15/25(1)	152	151
2019-3A, E 144A 4.600%, 7/15/26(1)	265	254
2022-N1, C 144A 3.320%, 12/11/28(1)	270	261
Exeter Automobile Receivables Trust
2019-2A, E 144A 4.680%, 5/15/26(1)	325	318
2018-4A, D 144A 4.350%, 9/16/24(1)	96	96
2019-1A, D 144A 4.130%, 12/16/24(1)	106	106
Flagship Credit Auto Trust 2020-3, C 144A 1.730%, 9/15/26(1)	285	272
Foursight Capital Automobile Receivables Trust
2019-1, E 144A 4.300%, 9/15/25(1)	285	284
2021-2, C 144A 1.570%, 7/15/27(1)	230	214
GLS Auto Receivables Issuer Trust
2019-4A, D 144A 4.090%, 8/17/26(1)	265	254
2020-3A, D 144A 2.270%, 5/15/26(1)	285	276
2022-2A, D 144A 6.150%, 4/17/28(1)	290	278
GLS Auto Receivables Trust 2018-3A, C 144A 4.180%, 7/15/24(1)	42	42
Hertz Vehicle Financing LLC 2021-1A, A 144A 1.210%, 12/26/25(1)	290	268
LAD Auto Receivables Trust 2021-1A, D 144A 3.990%, 11/15/29(1)	290	261
Lendbuzz Securitization Trust 2022-1A, A 144A 4.220%, 5/17/27(1)	282	270
USASF Receivables LLC 2020-1A, B 144A 3.220%, 5/15/24(1)	64	64
		5,936

Consumer Loans—0.8%
OneMain Financial Issuance Trust 2022-3A, A 144A 5.940%, 5/15/34(1)	283	282
Oportun Issuance Trust 2021-C, A 144A 2.180%, 10/8/31(1)	290	254
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(1)	225	212
		748

Credit Card—0.9%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(1)	290	265
Mercury Financial Credit Card Master Trust 2021-1A, A 144A 1.540%, 3/20/26(1)	285	272
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Credit Card—continued
Mission Lane Credit Card Master Trust 2021-A, A 144A 1.590%, 9/15/26(1)	$ 360	$ 349
		886

Other—6.0%
Aligned Data Centers Issuer LLC 2021-1A, A2 144A 1.937%, 8/15/46(1)	285	243
Amur Equipment Finance Receivables IX LLC 2021-1A, C 144A 1.750%, 6/21/27(1)	345	319
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(1)	355	326
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	328	277
Business Jet Securities LLC 2020-1A, A 144A 2.981%, 11/15/35(1)	88	80
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(1)	148	134
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(1)	345	292
CF Hippolyta Issuer LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	204	182
Conn’s Receivables Funding LLC 2022-A, B 144A 9.520%, 12/15/26(1)	245	243
Diamond Resorts Owner Trust 2021-1A, B 144A 2.050%, 11/21/33(1)	96	87
FAT Brands Royalty LLC 2021-1A, A2 144A 4.750%, 4/25/51(1)	290	281
Foundation Finance Trust 2021-1A, A 144A 1.270%, 5/15/41(1)	143	128
Hardee’s Funding LLC 2020-1A, A2 144A 3.981%, 12/20/50(1)	279	239
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(1)	150	138
Jack in the Box Funding LLC 2022-1A, A2I 144A 3.445%, 2/26/52(1)	266	231
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	213	192
Lendmark Funding Trust 2021-1A, A 144A 1.900%, 11/20/31(1)	290	246
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(1)	285	271
NMEF Funding LLC 2019-A, C 144A 3.300%, 8/17/26(1)	199	198
Octane Receivables Trust 2020-1A, B 144A 1.980%, 6/20/25(1)	335	324
Orange Lake Timeshare Trust 2018-A, A 144A 3.100%, 11/8/30(1)	276	267
Pawneee Equipment Receivables Series LLC 2022-1, B 144A 5.400%, 7/17/28(1)	245	237
Purchasing Power Funding LLC 2021-A, B 144A 1.920%, 10/15/25(1)	345	328
VFI ABS LLC 2022-1A, B 144A 3.040%, 7/24/28(1)	360	339
		5,602

Total Asset-Backed Securities (Identified Cost $14,018)		13,172

	Par Value	Value

Corporate Bonds and Notes—42.8%
Communication Services—2.2%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)	$ 245	$ 145
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	24	22
144A 4.750%, 3/1/30(1)	185	159
CT Trust 144A 5.125%, 2/3/32(1)	200	176
DISH DBS Corp. 7.750%, 7/1/26	120	97
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(1)	155	122
144A 3.625%, 1/15/29(1)	60	44
McGraw-Hill Education, Inc. 144A 8.000%, 8/1/29(1)	135	112
Millennium Escrow Corp. 144A 6.625%, 8/1/26(1)	115	74
Nexstar Media, Inc. 144A 4.750%, 11/1/28(1)	125	108
Northwest Fiber LLC 144A 10.750%, 6/1/28(1)	115	107
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(1)	175	76
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(1)	200	197
Telecomunicaciones Digitales S.A. 144A 4.500%, 1/30/30(1)	240	214
Telesat Canada 144A 6.500%, 10/15/27(1)	90	26
T-Mobile USA, Inc. 3.875%, 4/15/30	285	258
VZ Secured Financing B.V. 144A 5.000%, 1/15/32(1)	195	158
		2,095

Consumer Discretionary—3.3%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(1)	360	336
At Home Group, Inc.
144A 4.875%, 7/15/28(1)	35	25
144A 7.125%, 7/15/29(1)	200	116
Brunswick Corp. 2.400%, 8/18/31	265	195
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	60	58
144A 8.125%, 7/1/27(1)	45	44
Carriage Services, Inc. 144A 4.250%, 5/15/29(1)	120	95
Clarios Global LP 144A 8.500%, 5/15/27(1)	100	98
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(1)	65	68
Dick’s Sporting Goods, Inc. 3.150%, 1/15/32	308	240
Dornoch Debt Merger Sub, Inc. 144A 6.625%, 10/15/29(1)	105	74
eG Global Finance plc 144A 8.500%, 10/30/25(1)	200	186
Ford Motor Co.
3.250%, 2/12/32	73	55
4.750%, 1/15/43	60	43
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Jacobs Entertainment, Inc. 144A 6.750%, 2/15/29(1)	$ 130	$ 117
M/I Homes, Inc. 4.950%, 2/1/28	170	151
Mclaren Finance plc 144A 7.500%, 8/1/26(1)	195	143
Metis Merger Sub LLC 144A 6.500%, 5/15/29(1)	85	71
NMG Holding Co., Inc. 144A 7.125%, 4/1/26(1)	170	159
Nordstrom, Inc. 4.250%, 8/1/31	195	140
Premier Entertainment Sub LLC 144A 5.625%, 9/1/29(1)	200	148
PulteGroup, Inc.
7.875%, 6/15/32	220	245
6.375%, 5/15/33	140	140
Royal Caribbean Cruises Ltd. 144A 9.250%, 1/15/29(1)	7	7
Scientific Games International, Inc. 144A 7.000%, 5/15/28(1)	45	43
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	115	97
		3,094

Consumer Staples—1.0%
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	265	261
BAT Capital Corp. 7.750%, 10/19/32	340	366
Central American Bottling Corp. 144A 5.250%, 4/27/29(1)	90	84
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	240	207
		918

Energy—7.1%
Aker BP ASA 144A 2.000%, 7/15/26(1)	235	208
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)	240	238
Antero Midstream Partners LP 144A 5.750%, 1/15/28(1)	115	107
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(1)	165	162
BP Capital Markets plc 4.875% (6)	275	241
Callon Petroleum Co. 144A 7.500%, 6/15/30(1)	65	59
CITGO Petroleum Corp. 144A 7.000%, 6/15/25(1)	120	117
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(1)	184	188
CrownRock LP 144A 5.625%, 10/15/25(1)	110	106
Ecopetrol S.A. 4.625%, 11/2/31	295	225
Enbridge, Inc. 7.625%, 1/15/83	265	261
Energy Transfer LP
4.200%, 4/15/27	345	326
	Par Value	Value

Energy—continued
Series H 6.500%(6)	$ 125	$ 107
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(1)	205	160
HF Sinclair Corp. 5.875%, 4/1/26	245	245
Hilcorp Energy I LP
144A 5.750%, 2/1/29(1)	175	156
144A 6.000%, 2/1/31(1)	110	95
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(1)	200	163
Kinder Morgan, Inc. 7.750%, 1/15/32	225	253
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	125	120
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(1)(3)	120	2
Nabors Industries Ltd. 144A 7.250%, 1/15/26(1)	70	66
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(1)	130	123
Occidental Petroleum Corp. 6.125%, 1/1/31	235	237
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (1)(3)(6)	60	—(7)
Parsley Energy LLC 144A 4.125%, 2/15/28(1)	110	101
Pertamina Persero PT 144A 2.300%, 2/9/31(1)	245	197
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(8)	650	31
Petroleos Mexicanos
6.500%, 3/13/27	195	177
6.700%, 2/16/32	475	372
7.690%, 1/23/50	215	149
Petronas Capital Ltd. 144A 3.500%, 4/21/30(1)	220	201
Reliance Industries Ltd. 144A 2.875%, 1/12/32(1)	295	241
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	175	164
Saudi Arabian Oil Co. 144A 2.250%, 11/24/30(1)	235	192
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	200	206
Targa Resources Partners LP 4.875%, 2/1/31	45	41
Teine Energy Ltd. 144A 6.875%, 4/15/29(1)	115	103
Transocean, Inc. 144A 11.500%, 1/30/27(1)	64	64
USA Compression Partners LP 6.875%, 4/1/26	105	101
Var Energi ASA 144A 7.500%, 1/15/28(1)	200	204
Venture Global Calcasieu Pass LLC
144A 3.875%, 8/15/29(1)	15	13
144A 4.125%, 8/15/31(1)	100	85
		6,607

See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Financials—12.9%
Acrisure LLC 144A 7.000%, 11/15/25(1)	$ 175	$ 161
AerCap Ireland Capital DAC 2.450%, 10/29/26	150	131
Allstate Corp. (The) Series B 5.750%, 8/15/53	280	263
Ally Financial, Inc. Series B 4.700% (6)	276	185
Ascot Group Ltd. 144A 4.250%, 12/15/30(1)	285	245
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(1)	335	322
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(1)	215	198
Banco Mercantil del Norte S.A. 144A 6.625% (1)(6)	255	210
Banco Santander Chile 144A 3.177%, 10/26/31(1)	285	242
Bank of America Corp.
1.734%, 7/22/27	290	254
2.482%, 9/21/36	295	217
Bank of New York Mellon Corp. (The)
5.834%, 10/25/33	335	347
Series G 4.700%(6)	165	158
Barclays plc 7.437%, 11/2/33	230	241
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(1)	275	247
Blackstone Private Credit Fund 2.625%, 12/15/26	155	128
Blue Owl Finance LLC 144A 3.125%, 6/10/31(1)	245	182
Brighthouse Financial, Inc. 5.625%, 5/15/30	270	257
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(1)	120	102
Brookfield Finance, Inc. 2.724%, 4/15/31	300	241
Charles Schwab Corp. (The) Series H 4.000% (6)	285	227
Citadel LP 144A 4.875%, 1/15/27(1)	235	218
Citigroup, Inc. 3.980%, 3/20/30	495	446
Cobra Acquisition Co. LLC 144A 6.375%, 11/1/29(1)	125	74
Corebridge Financial, Inc. 144A 6.875%, 12/15/52(1)	260	240
Credit Suisse Group AG 144A 9.016%, 11/15/33(1)	250	256
Discover Financial Services 6.700%, 11/29/32	206	209
Doric Nimrod Air Alpha Pass-Through Trust 2013-1, A 144A 5.250%, 5/30/23(1)	77	76
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(1)	345	311
Goldman Sachs Group, Inc. (The)
3.850%, 1/26/27	280	267
1.992%, 1/27/32	115	88
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(1)	235	193
	Par Value	Value

Financials—continued
Itau Unibanco Holding S.A. 144A 3.875%, 4/15/31(1)	$ 200	$ 182
Jefferies Financial Group, Inc. 2.625%, 10/15/31	310	236
JPMorgan Chase & Co.
2.956%, 5/13/31	485	400
1.953%, 2/4/32	570	436
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	140	118
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(1)	255	208
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(1)	25	26
Lincoln National Corp. (3 month LIBOR + 2.040%) 6.283%, 4/20/67(5)	365	263
MetLife, Inc. Series G 3.850% (6)	245	228
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(1)	195	168
Morgan Stanley
3.950%, 4/23/27	345	326
6.342%, 10/18/33	90	94
Navient Corp. 6.750%, 6/25/25	130	125
Northern Trust Corp. 6.125%, 11/2/32	275	290
OWL Rock Core Income Corp. 4.700%, 2/8/27	159	143
Prudential Financial, Inc.
5.625%, 6/15/43	300	295
5.125%, 3/1/52	73	66
6.000%, 9/1/52	44	42
Santander Holdings USA, Inc. 4.400%, 7/13/27	200	191
Texas Capital Bancshares, Inc. 4.000%, 5/6/31	345	306
Toronto-Dominion Bank (The) 8.125%, 10/31/82	235	244
Wells Fargo & Co. Series BB 3.900% (6)	440	385
Zions Bancorp NA 3.250%, 10/29/29	350	286
		11,994

Health Care—2.6%
1375209 BC Ltd. 144A 9.000%, 1/30/28(1)	43	42
Akumin, Inc. 144A 7.000%, 11/1/25(1)	135	97
Bausch Health Cos., Inc.
144A 6.125%, 2/1/27(1)	20	14
144A 11.000%, 9/30/28(1)	77	60
144A 14.000%, 10/15/30(1)	14	8
Bio-Rad Laboratories, Inc. 3.700%, 3/15/32	233	200
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(1)	195	163
Community Health Systems, Inc.
144A 6.875%, 4/15/29(1)	20	10
144A 6.125%, 4/1/30(1)	150	74
144A 4.750%, 2/15/31(1)	125	91
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Health Care—continued
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	$ 260	$ 216
Endo Dac 144A 6.000%, 7/15/23(1)(8)	100	5
GE HealthCare Technologies, Inc. 144A 5.857%, 3/15/30(1)	240	246
HCA, Inc. 5.625%, 9/1/28	90	89
Illumina, Inc. 2.550%, 3/23/31	245	196
Lannett Co., Inc. 144A 7.750%, 4/15/26(1)	50	13
Legacy LifePoint Health LLC 144A 6.750%, 4/15/25(1)	55	52
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)(9)	85	65
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(1)	20	20
144A 10.000%, 4/15/27(1)	66	67
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(1)	150	86
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	165	143
Universal Health Services, Inc. 144A 2.650%, 1/15/32(1)	300	229
Viatris, Inc. 2.700%, 6/22/30	285	223
		2,409

Industrials—3.1%
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 8/15/27(1)	232	221
Aviation Capital Group LLC 144A 3.500%, 11/1/27(1)	355	310
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(1)	188	171
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	125	104
Boeing Co. (The)
5.150%, 5/1/30	175	171
3.750%, 2/1/50	85	58
5.930%, 5/1/60	69	63
Chart Industries, Inc.
144A 7.500%, 1/1/30(1)	5	5
144A 9.500%, 1/1/31(1)	105	108
CoStar Group, Inc. 144A 2.800%, 7/15/30(1)	345	282
Deluxe Corp. 144A 8.000%, 6/1/29(1)	65	53
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(1)	170	135
Huntington Ingalls Industries, Inc. 2.043%, 8/16/28	285	235
Icahn Enterprises LP
6.250%, 5/15/26	75	72
5.250%, 5/15/27	25	23
OT Merger Corp. 144A 7.875%, 10/15/29(1)	65	34
Pentair Finance S.a.r.l. 5.900%, 7/15/32	240	235
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	120	111
	Par Value	Value

Industrials—continued
Sempra Global 144A 3.250%, 1/15/32(1)	$ 297	$ 237
SRS Distribution, Inc. 144A 6.125%, 7/1/29(1)	120	97
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(1)	130	117
		2,842

Information Technology—3.5%
Broadcom, Inc.
4.150%, 11/15/30	266	238
144A 2.450%, 2/15/31(1)	220	173
CDW LLC 3.569%, 12/1/31	349	288
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)	30	28
144A 6.500%, 10/15/28(1)	40	37
Dell International LLC 8.100%, 7/15/36	228	255
Entegris Escrow Corp. 144A 4.750%, 4/15/29(1)	243	222
HP, Inc. 5.500%, 1/15/33	300	282
Kyndryl Holdings, Inc. 3.150%, 10/15/31	285	190
Leidos, Inc. 2.300%, 2/15/31	390	299
Micron Technology, Inc. 6.750%, 11/1/29	230	234
Motorola Solutions, Inc.
4.600%, 2/23/28	165	160
4.600%, 5/23/29	120	114
Neptune Bidco U.S., Inc. 144A 9.290%, 4/15/29(1)	15	14
Oracle Corp. 6.150%, 11/9/29	360	374
TD SYNNEX Corp. 2.375%, 8/9/28	355	286
Viasat, Inc. 144A 5.625%, 9/15/25(1)	80	74
		3,268

Materials—3.4%
Albemarle Corp. 5.050%, 6/1/32	270	255
ArcelorMittal S.A. 6.800%, 11/29/32	280	278
ARD Finance S.A. PIK 144A 6.500%, 6/30/27(1)(10)	230	160
Avient Corp. 144A 7.125%, 8/1/30(1)	30	29
Bayport Polymers LLC 144A 5.140%, 4/14/32(1)	330	298
Celanese U.S. Holdings LLC
5.900%, 7/5/24	90	90
6.165%, 7/15/27	75	74
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	180	181
International Flavors & Fragrances, Inc. 144A 2.300%, 11/1/30(1)	350	278
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(1)	350	316
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Materials—continued
LSB Industries, Inc. 144A 6.250%, 10/15/28(1)	$ 175	$ 160
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(1)	175	162
Suzano Austria GmbH 2.500%, 9/15/28	190	159
Taseko Mines Ltd. 144A 7.000%, 2/15/26(1)	245	215
Teck Resources Ltd. 6.125%, 10/1/35	260	257
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(1)	125	119
144A 6.625%, 11/1/25(1)	140	121
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	60	48
		3,200

Real Estate—2.0%
EPR Properties
4.750%, 12/15/26	130	117
3.600%, 11/15/31	150	109
GLP Capital LP
5.250%, 6/1/25	185	182
5.750%, 6/1/28	64	63
3.250%, 1/15/32	24	19
Kite Realty Group Trust 4.750%, 9/15/30	295	260
MPT Operating Partnership LP 4.625%, 8/1/29	50	38
Office Properties Income Trust 4.500%, 2/1/25	385	349
Ontario Teachers’ Cadillac Fairview Properties Trust 144A 2.500%, 10/15/31(1)	200	152
Phillips Edison Grocery Center Operating Partnership I LP 2.625%, 11/15/31	300	219
Service Properties Trust 4.950%, 2/15/27	125	98
VICI Properties LP
4.950%, 2/15/30	65	62
5.125%, 5/15/32	65	60
144A 4.625%, 6/15/25(1)	25	24
144A 5.750%, 2/1/27(1)	85	83
		1,835

Utilities—1.7%
CMS Energy Corp. 4.750%, 6/1/50	445	385
Enel Finance International N.V. 144A 7.500%, 10/14/32(1)	200	211
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(1)	220	200
Ferrellgas LP
144A 5.375%, 4/1/26(1)	45	41
144A 5.875%, 4/1/29(1)	45	37
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(1)	390	370
Southern Co. (The) Series 21-A 3.750%, 9/15/51	307	248
	Par Value	Value

Utilities—continued
Vistra Corp. 144A 8.000% (1)(6)	$ 90	$ 86
		1,578

Total Corporate Bonds and Notes (Identified Cost $45,941)		39,840

Leveraged Loans—9.1%
Aerospace—0.5%
Air Canada (3 month LIBOR + 3.500%) 8.130%, 8/11/28(5)	31	30
Amentum Government Services Holdings LLC (6 month Term SOFR + 4.000%) 7.558% - 8.764%, 2/15/29(5)	64	63
Brown Group Holding LLC (1 month LIBOR + 2.500%) 6.884%, 6/7/28(5)	102	100
Mileage Plus Holdings LLC (3 month LIBOR + 5.250%) 9.996%, 6/21/27(5)	108	111
TransDigm, Inc.
Tranche E (3 month LIBOR + 2.250%) 6.980%, 5/30/25(5)	72	71
Tranche F (3 month LIBOR + 2.250%) 6.980%, 12/9/25(5)	59	58
		433

Chemicals—0.5%
American Axle & Manufacturing, Inc. Tranche B, First Lien (1 month Term SOFR + 3.600%) 7.898%, 12/13/29(5)	115	112
Aruba Investments Holdings LLC First Lien (1 month LIBOR + 3.750%) 8.139%, 11/24/27(5)	93	90
Ineos Finance plc 2027 (1 month Term SOFR + 3.850%) 8.173%, 11/8/27(5)	265	261
		463

Consumer Non-Durables—0.3%
DS Parent, Inc. Tranche B (3 month LIBOR + 5.750%) 9.920%, 12/8/28(5)	109	104
Parfums Holding Co., Inc. First Lien (1 month LIBOR + 4.000%) 8.384%, 6/30/24(5)	77	71
ZEP, Inc. First Lien (3 month LIBOR + 4.000%) 8.580%, 8/12/24(5)	102	88
		263

Energy—0.5%
Hamilton Projects Acquiror LLC (3 month LIBOR + 4.500%) 9.230%, 6/17/27(5)	101	99
Medallion Midland Acquisition LLC (3 month Term SOFR + 3.750%) 8.592%, 10/18/28(5)	78	78
Oryx Midstream Services Permian Basin LLC Tranche B (3 month LIBOR + 3.250%) 7.924%, 10/5/28(5)	113	111
Paragon Offshore Finance Co. (1 month PRIME + 0.000%) 3.250%, 7/16/21(3)(8)	1	—
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Energy—continued
Traverse Midstream Partners LLC (3 month Term SOFR + 4.250%) 8.800%, 9/27/24(5)	$ 215	$ 214
		502

Financials—0.2%
Asurion LLC Tranche B-9 (1 month LIBOR + 3.250%) 7.634%, 7/31/27(5)	98	85
Blackhawk Network Holdings, Inc. First Lien (3 month Term SOFR + 3.000%) 7.077%, 6/15/25(5)	83	82
Citadel Securities LP Tranche B (1 month Term SOFR + 3.114%) 7.438%, 2/2/28(5)	59	58
		225

Food / Tobacco—0.4%
H-Food Holdings LLC (1 month LIBOR + 3.688%) 8.071%, 5/23/25(5)	136	120
Pegasus Bidco B.V. Tranche B-2 (3 month Term SOFR + 4.250%) 8.515%, 7/12/29(5)	75	72
Shearer’s Foods LLC First Lien (1 month LIBOR + 3.500%) 7.884%, 9/23/27(5)	99	94
Triton Water Holdings, Inc. First Lien (3 month LIBOR + 3.500%) 8.230%, 3/31/28(5)	68	64
		350

Forest Prod / Containers—0.4%
Anchor Glass Container Corp. 2017 (1-3 month LIBOR + 2.750%) 7.480% - 7.562%, 12/7/23(5)	49	36
Mauser Packaging Solutions Holding Co. (1 month LIBOR + 3.250%) 7.370%, 4/3/24(5)	162	158
Spectrum Holdings III Corp. First Lien (1 month LIBOR + 3.250%) 7.634%, 1/31/25(5)	78	71
TricorBraun, Inc. (1 month LIBOR + 3.250%) 7.634%, 3/3/28(5)	84	80
		345

Gaming / Leisure—0.8%
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 7.134%, 12/23/24(5)	173	172
Carnival Corp. Tranche B (1 month LIBOR + 3.000%) 7.384%, 6/30/25(5)	39	37
ECL Entertainment LLC Tranche B (1 month LIBOR + 7.500%) 11.884%, 5/1/28(5)	84	84
J&J Ventures Gaming LLC (3 month LIBOR + 4.000%) 8.730%, 4/26/28(5)	79	75
Playa Resorts Holding B.V. (3 month Term SOFR + 4.250%) 8.576%, 1/5/29(5)	270	269
Raptor Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 8.753%, 11/1/26(5)	35	34
	Par Value	Value

Gaming / Leisure—continued
UFC Holdings LLC Tranche B-3 (3 month LIBOR + 2.750%) 7.110%, 4/29/26(5)	$ 107	$ 106
		777

Health Care—1.0%
CHG Healthcare Services, Inc. First Lien (1 month LIBOR + 3.250%) 7.634%, 9/29/28(5)	104	102
Gainwell Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 8.730%, 10/1/27(5)	102	96
Hunter Holdco 3 Ltd. First Lien (3 month LIBOR + 4.250%) 8.980%, 8/19/28(5)	66	65
Packaging Coordinators Midco, Inc. Tranche B, First Lien (3 month LIBOR + 3.500%) 8.230%, 11/30/27(5)	118	111
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 7.134%, 2/14/25(5)	122	113
Phoenix Guarantor, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 7.634%, 3/5/26(5)	185	172
Phoenix Newco, Inc. First Lien (1 month LIBOR + 3.250%) 7.634%, 11/15/28(5)	50	48
Sunshine Luxembourg VII S.a.r.l. Tranche B-3 (3 month LIBOR + 3.750%) 8.480%, 10/1/26(5)	59	56
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.250%) 9.092%, 11/20/26(5)	58	50
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 8.134%, 7/2/25(5)	119	105
		918

Housing—0.1%
Quikrete Holdings, Inc. Tranche B-1 (1 month LIBOR + 3.000%) 7.384%, 3/18/29(5)	124	123
SRS Distribution, Inc. 2022 (1 month Term SOFR + 3.600%) 7.923%, 6/2/28(5)	15	14
		137

Information Technology—1.4%
Applied Systems, Inc. 2027, Second Lien (3 month Term SOFR + 6.750%) 11.330%, 9/17/27(5)	129	127
CDK Global, Inc. (3 month Term SOFR + 4.500%) 9.080%, 7/6/29(5)	45	45
ConnectWise LLC (3 month LIBOR + 3.500%) 7.884%, 9/29/28(5)	54	51
Epicor Software Corp. Tranche C (1 month LIBOR + 3.250%) 7.634%, 7/30/27(5)	106	101
Greeneden U.S. Holdings II LLC Tranche B-4 (1 month LIBOR + 4.000%) 8.384%, 12/1/27(5)	103	99
Hyland Software, Inc. 2018 (1 month LIBOR + 3.500%) 7.884%, 7/1/24(5)	225	222
Infinite Bidco LLC First Lien (3 month LIBOR + 3.250%) 7.980%, 3/2/28(5)	83	80
Open Text Corp. (3 month SOFR + 3.750%) 0.000%, 8/25/29(5)(11)	115	112
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Project Ruby Ultimate Parent Corp. First Lien (1 month LIBOR + 3.250%) 7.634%, 3/10/28(5)	$ 127	$ 120
Proofpoint, Inc. (3 month LIBOR + 3.250%) 7.985%, 8/31/28(5)	54	52
RealPage, Inc. First Lien (1 month LIBOR + 3.000%) 7.384%, 4/24/28(5)	103	98
Sophia LP Tranche B (1 month LIBOR + 3.500%) 8.230%, 10/7/27(5)	103	99
UKG, Inc.
2021, Second Lien (3 month LIBOR + 5.250%) 8.998%, 5/3/27(5)	5	5
2021-2, First Lien (3 month LIBOR + 3.250%) 6.998%, 5/4/26(5)	104	98
		1,309

Manufacturing—0.6%
Alliance Laundry Systems LLC Tranche B (3 month LIBOR + 3.500%) 7.409%, 10/8/27(5)	85	84
Arcline FM Holdings LLC
First Lien (3 month LIBOR + 4.750%) 9.480%, 6/23/28(5)	94	89
Second Lien (3 month LIBOR + 8.250%) 12.980%, 6/25/29(5)	45	40
Chart Industries, Inc. Tranche B (3 month SOFR + 4.000%) 0.000%, 12/7/29(5)(11)	90	89
Filtration Group Corp. (1 month LIBOR + 3.000%) 7.384%, 3/31/25(5)	104	102
Safe Fleet Holdings LLC 2022 (1 month Term SOFR + 3.850%) 8.173%, 2/23/29(5)	35	33
Star U.S. Bidco LLC (3 month LIBOR + 4.250%) 8.980%, 3/17/27(5)	96	91
		528

Media / Telecom - Cable/Wireless Video—0.1%
DIRECTV Financing LLC (1 month LIBOR + 5.000%) 9.384%, 8/2/27(5)	96	94
Media / Telecom - Diversified Media—0.4%
Cinemark USA, Inc. (1-3 month LIBOR + 1.750%) 6.140% - 6.480%, 3/31/25(5)	118	113
McGraw-Hill Education, Inc. (3 month LIBOR + 4.750%) 8.316%, 7/28/28(5)	91	85
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.000%) 8.822%, 4/11/29(5)	75	67
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 7.140%, 5/18/25(5)	69	68
		333

Media / Telecom - Telecommunications—0.0%
Consolidated Communications, Inc. Tranche B-1 (1 month LIBOR + 3.500%) 7.875%, 10/2/27(5)	54	47
Metals / Minerals—0.1%
Covia Holdings Corp. (3 month LIBOR + 4.000%) 7.748%, 7/31/26(5)	115	111
	Par Value	Value

Retail—0.3%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 7.239%, 11/8/27(5)	$ 83	$ 80
Great Outdoors Group LLC Tranche B-2 (1 month LIBOR + 3.750%) 8.134%, 3/6/28(5)	83	79
PetsMart LLC (1 month LIBOR + 3.750%) 8.130%, 2/11/28(5)	84	82
Rising Tide Holdings, Inc. First Lien (3 month LIBOR + 4.750%) 9.485%, 6/1/28(3)(5)	58	26
		267

Service—1.0%
Apex Group Treasury Ltd. First Lien (3 month LIBOR + 3.750%) 8.258%, 7/27/28(5)	79	75
Carlisle Foodservice Products, Inc. First Lien (3 month LIBOR + 3.000%) 6.566%, 3/20/25(5)	177	157
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.250%) 7.639%, 2/6/26(5)	102	101
DXP Enterprises, Inc. (3 month Term SOFR + 5.350%) 9.955%, 12/23/27(5)	98	93
Garda World Security Corp. Tranche B-2 (3 month LIBOR + 4.250%) 8.930%, 10/30/26(5)	40	39
Grab Holdings, Inc. (1 month LIBOR + 4.500%) 8.890%, 1/29/26(5)	97	96
NAB Holdings LLC First Lien (3 month Term SOFR + 3.150%) 7.730%, 11/23/28(5)	74	72
Peraton Corp. Tranche B, First Lien (1 month LIBOR + 3.750%) 8.134%, 2/1/28(5)	71	69
PODS LLC (1 month LIBOR + 3.000%) 7.384%, 3/31/28(5)	82	78
St. George’s University Scholastic Services LLC (1 month LIBOR + 3.250%) 7.634%, 2/10/29(5)	103	100
Weld North Education LLC 2021 (1 month LIBOR + 3.750%) 8.134%, 12/21/27(5)	102	99
		979

Transportation - Automotive—0.2%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 6.384%, 11/2/23(5)	133	130
PAI Holdco, Inc. Tranche B (3 month LIBOR + 3.750%) 8.165%, 10/28/27(5)	49	43
		173

Utilities—0.3%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 2.750%) 7.134%, 8/1/25(5)	102	100
Generation Bridge II LLC
Tranche B (1 month Term SOFR + 5.000%) 9.438%, 2/23/29(5)	43	42
Tranche C (1 month Term SOFR + 5.000%) 9.438%, 2/23/29(5)	6	6
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Utilities—continued
Lightstone HoldCo LLC
Tranche B (1 month Term SOFR + 5.750%) 10.073%, 1/29/27(5)	$ 114	$ 104
Tranche C (1 month Term SOFR + 5.750%) 10.073%, 1/29/27(5)	6	6
		258

Total Leveraged Loans (Identified Cost $8,785)		8,512

	Shares	Value
Preferred Stocks—1.2%
Financials—0.8%
Capital Farm Credit ACA Series 1 144A, 5.000%(1)	250 (12)	217
JPMorgan Chase & Co. Series HH, 4.600%	103 (12)	91
MetLife, Inc. Series D, 5.875%	173 (12)	165
Truist Financial Corp. Series Q, 5.100%	320 (12)	296
		769

Industrials—0.4%
General Electric Co. Series D, (3 month LIBOR + 3.330%), 8.099%(5)	397 (12)	390
Total Preferred Stocks (Identified Cost $1,206)		1,159

Common Stocks—0.0%
Consumer Discretionary—0.0%
Mark IV Industries(3)(13)	828	—
NMG Parent LLC(3)(13)	271	39
		39

Energy—0.0%
Frontera Energy Corp.(13)(14)	437	4
Total Common Stocks (Identified Cost $35)		43

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(3)(13)	7,753	9
Total Rights (Identified Cost $6)		9

Total Long-Term Investments—98.4% (Identified Cost $102,880)		91,721

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(15)	709,705	710
Total Short-Term Investment (Identified Cost $710)		710

	Shares	Value

Securities Lending Collateral—0.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(15)(16)	3,916	$ 4
Total Securities Lending Collateral (Identified Cost $4)		4

TOTAL INVESTMENTS—99.2% (Identified Cost $103,594)		$92,435
Other assets and liabilities, net—0.8%		759
NET ASSETS—100.0%		$93,194

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BAM	Build America Municipal Insured
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
NA	National Association
PIK	Payment-in-Kind Security
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $46,887 or 50.3% of net assets.
(2)	Security in default; no interest payments are being received.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	No contractual maturity date.
(7)	Amount is less than $500.
(8)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(9)	Security in default, interest payments are being received during the bankruptcy proceedings.
(10)	100% of the income received was in cash.
(11)	This loan will settle after December 31, 2022, at which time the interest rate, based on the LIBOR or SOFR and the agreed upon spread on trade date, will be reflected.
(12)	Value shown as par value.
(13)	Non-income producing.
(14)	All or a portion of security is on loan.
(15)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
(16)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	83%
Canada	2
Mexico	2
Netherlands	1
Indonesia	1
Luxembourg	1
United Kingdom	1
Other	9
Total	100%
† % of total investments as of December 31, 2022.
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Asset-Backed Securities	$13,172	$ —	$13,172	$ —
Corporate Bonds and Notes	39,840	—	39,838	2
Foreign Government Securities	4,341	—	4,262	79
Leveraged Loans	8,512	—	8,486	26 (1)
Mortgage-Backed Securities	13,294	—	13,294	—
Municipal Bonds	1,019	—	1,019	—
U.S. Government Securities	10,332	—	10,332	—
Equity Securities:
Preferred Stocks	1,159	—	1,159	—
Common Stocks	43	4	—	39 (1)
Rights	9	—	—	9
Money Market Mutual Fund	710	710	—	—
Securities Lending Collateral	4	4	—	—
Total Investments	$92,435	$718	$91,562	$155

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Series with an end of period value of $146 were transferred from Level 2 to Level 3 due to an increase in trading activities at period end.
Securities held by the Series with an end of period value of $382 were transferred from Level 3 to Level 2 due to a decrease in trading activities at period end.
Some of the Series’ investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Common Stocks	Mortgaged-Backed Securities	Rights	Foreign Government Securities
Investments in Securities
Balance as of December 31, 2021:	$ 600	$ — (a)(b)	$ — (a)(b)	$ 3	$ 587	$ 10	$ —
Accrued discount/(premium)	1	1	— (b)	—	— (b)	—	—
Net realized gain (loss)	(6)	— (b)	—	(6)	— (b)	—	—
Net change in unrealized appreciation (depreciation)(c)	(27)	(1)	— (b)	4	(29)	(1)	—
Purchases	— (b)	—	—	— (b)	—	—	—
Sales (d)	(177)	— (b)	—	(1)	(176)	—	—
Transfers into Level 3(e)	146	2	26	39	—	—	79
Transfers from Level 3(e)	(382)	—	—	—	(382)	—	—
Balance as of December 31, 2022	$ 155	$ 2	$ 26 (a)	$ 39 (a)	$ —	$ 9	$ 79
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Amount is less than $500.
(c) The net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022, was $(28).
(d) Includes paydowns on securities.
(e) “Transfers into and/or from” represent the ending value as of December 31, 2022, for any investment security where a change in the pricing level occured from the beginning to the end of the period.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Shares	Value
Preferred Stock—3.1%
Health Care—3.1%
Sartorius AG, 0.350% (Germany)	10,023	$ 3,963
Total Preferred Stock (Identified Cost $3,980)		3,963

Common Stocks—95.5%
Consumer Discretionary—7.5%
adidas AG (Germany)	23,176	3,162
MercadoLibre, Inc. (Argentina)(1)	2,858	2,419
Yum China Holdings, Inc. (China)	69,879	3,930
		9,511

Consumer Staples—22.9%
CP ALL PCL Foreign Shares (Thailand)	1,797,447	3,542
Diageo plc (United Kingdom)	100,237	4,423
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	40,237	3,143
Heineken N.V. (Netherlands)	49,236	4,632
L’Oreal S.A. (France)	12,934	4,619
Nestle S.A. Registered Shares (Switzerland)	32,942	3,817
Wal-Mart de Mexico SAB de C.V. (Mexico)	1,304,937	4,613
		28,789

Financials—17.0%
AIA Group Ltd. (Hong Kong)	520,810	5,792
Aon plc Class A (United Kingdom)	23,370	7,014
HDFC Bank Ltd. ADR (India)	91,371	6,251
XP, Inc. Class A (Brazil)(1)	154,407	2,368
		21,425

Health Care—21.1%
Alcon, Inc. (Switzerland)	63,000	4,319
ICON plc ADR (Ireland)(1)	20,026	3,890
Novo Nordisk A/S Sponsored ADR (Denmark)	36,419	4,929
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (China)	3,033,563	4,982
STERIS plc (United States)	31,515	5,821
Sysmex Corp. (Japan)	42,196	2,571
		26,512

Industrials—4.6%
Canadian Pacific Railway Ltd. (Canada)	31,712	2,365
Recruit Holdings Co., Ltd. (Japan)	106,213	3,381
		5,746

Information Technology—16.4%
Adyen N.V. (Netherlands)(1)	3,003	4,142
Atlassian Corp. Class A (United States)(1)	18,999	2,445
Dassault Systemes SE (France)	90,177	3,233
	Shares	Value

Information Technology—continued
Infosys Ltd. Sponsored ADR (India)	238,158	$ 4,289
SAP SE Sponsored ADR (Germany)	34,487	3,559
Temenos AG Registered Shares (Switzerland)	54,544	2,993
		20,661

Materials—6.0%
Linde plc (United Kingdom)	15,330	5,000
Sika AG Registered Shares (Switzerland)	10,526	2,524
		7,524

Total Common Stocks (Identified Cost $115,028)		120,168

Total Long-Term Investments—98.6% (Identified Cost $119,008)		124,131

Short-Term Investment—1.4%
Money Market Mutual Fund—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(2)	1,694,173	1,694
Total Short-Term Investment (Identified Cost $1,694)		1,694

TOTAL INVESTMENTS—100.0% (Identified Cost $120,702)		$125,825
Other assets and liabilities, net—0.0%		56
NET ASSETS—100.0%		$125,881

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United Kingdom	13%
Switzerland	11
Germany	8
India	8
United States	8
China	7
Netherlands	7
Other	38
Total	100%
† % of total investments as of December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$120,168	$120,168
Preferred Stock	3,963	3,963
Money Market Mutual Fund	1,694	1,694
Total Investments	$125,825	$125,825
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2022.
There were no transfers into  or  out of Level 3 related to securities held at December 31, 2022.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—4.2%
U.S. Treasury Bonds
2.375%, 2/15/42	$ 305	$ 233
2.500%, 2/15/46	1,374	1,028
3.000%, 8/15/48	485	398
1.250%, 5/15/50	145	78
1.375%, 8/15/50	595	331
1.875%, 2/15/51	715	454
2.000%, 8/15/51	50	33
2.250%, 2/15/52	50	35
U.S. Treasury Notes
0.375%, 7/31/27	100	85
1.250%, 8/15/31	50	40
Total U.S. Government Securities (Identified Cost $3,575)		2,715

Municipal Bonds—2.3%
California—0.6%
San Diego County Regional Airport Authority Rental Car Center Project Series B - Taxable 5.594%, 7/1/43	265	257
Santa Clara Valley Water District Series B, Taxable 2.967%, 6/1/50	65	43
University of California, Series B-A, Taxable 4.428%, 5/15/48	75	64
		364

Florida—0.3%
Broward County, Water & Sewer Utility Revenue Series A 4.000%, 10/1/47	175	165
Idaho—0.1%
Idaho Health Facilities Authority St. Luke’s Health System Revenue Taxable 5.020%, 3/1/48	90	80
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	10	7
New York—0.7%
Metropolitan Transportation Authority Revenue Taxable Series A 5.000%, 11/15/45	210	226
New York State Environmental Facilities Corp. Revenue Taxable 5.000%, 6/15/51	175	190
		416

Texas—0.2%
City of San Antonio, General Obligation Taxable 1.963%, 2/1/33	70	53
State of Texas, General Obligation Taxable 3.211%, 4/1/44	25	20
Texas Public Finance Authority Revenue Taxable 2.140%, 2/1/35	55	39
	Par Value	Value

Texas—continued
Texas Transportation Commission State Highway Fund Revenue Taxable 4.000%, 10/1/33	$ 25	$ 23
		135

Virginia—0.4%
City of Bristol, General Obligation Taxable (State AID Withholding Insured) 4.210%, 1/1/42	135	115
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	180	162
		277

Total Municipal Bonds (Identified Cost $1,635)		1,444

Foreign Government Securities—0.1%
Bolivarian Republic of Venezuela 9.375%, 1/13/34(1)(2)	65	5
United Mexican States 4.750%, 3/8/44	54	43
Total Foreign Government Securities (Identified Cost $105)		48

Mortgage-Backed Securities—5.9%
Agency—0.1%
Federal National Mortgage Association
Pool #254007 6.500%, 10/1/31	1	1
Pool #835144 5.000%, 10/1/35	8	8
Pool #882224 6.000%, 9/1/36	1	1
Pool #914724 5.500%, 4/1/37	2	2
Pool #929637 5.500%, 6/1/38	1	1
Pool #940524 5.500%, 7/1/37	5	5
Pool #949301 6.000%, 10/1/37	2	2
Pool #975097 5.000%, 6/1/38	6	6
Pool #986012 5.500%, 6/1/38	2	2
Pool #991124 5.000%, 1/1/39	2	2
Pool #994322 6.000%, 1/1/39	2	2
Pool #994383 5.500%, 11/1/38	5	5
Pool #AA4418 4.500%, 3/1/39	3	3
Pool #AA4434 5.000%, 3/1/39	3	3
Pool #AA4436 6.000%, 3/1/39	3	3
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Agency—continued
Government National Mortgage Association
Pool #385198 6.500%, 2/15/24	$ 2	$ 2
Pool #563381 6.500%, 11/15/31	5	6
		54

Non-Agency—5.8%
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(3)(4)	43	39
American Homes 4 Rent Trust
2015-SFR1, A 144A 3.467%, 4/17/52(3)	94	90
2015-SFR2, C 144A 4.691%, 10/17/52(3)	110	105
AMSR Trust
2020-SFR1, B 144A 2.120%, 4/17/37(3)	100	91
2020-SFR2, D 144A 3.282%, 7/17/37(3)	100	91
Angel Oak Mortgage Trust 2021-8, A1 144A 1.820%, 11/25/66(3)(4)	82	68
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(3)(4)	23	21
2019-2, A1 144A 3.347%, 4/25/49(3)(4)	43	40
BX Trust
2018-GW, B (1 month LIBOR + 1.020%, Cap N/A, Floor 1.020%) 144A 5.338%, 5/15/35(3)(4)	125	120
2019-OC11, D 144A 3.944%, 12/9/41(3)(4)	80	64
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(3)(4)	24	20
2016-SH2, M2 144A 3.750%, 12/25/45(3)(4)	30	26
Citigroup Commercial Mortgage Trust 2015-GC27, A4 2.878%, 2/10/48	62	59
COMM Mortgage Trust 2020-CBM, B 144A 3.099%, 2/10/37(3)	70	64
CoreVest American Finance Trust 2020-1, A1 144A 1.832%, 3/15/50(3)	39	37
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%, Cap N/A, Floor 0.980%) 144A 5.298%, 5/15/36(3)(4)	100	99
Credit Suisse Mortgage Capital Trust
2020-RPL4, A1 144A 2.000%, 1/25/60(3)(4)	55	49
2021-NQM1, A1 144A 0.809%, 5/25/65(3)(4)	41	34
Dominion Mortgage Trust 2021-RTL1, A1 144A 2.487%, 7/25/27(3)(4)	100	90
FirstKey Homes Trust
2020-SFR2, B 144A 1.567%, 10/19/37(3)	115	102
2021-SFR1, D 144A 2.189%, 8/17/38(3)	75	63
Galton Funding Mortgage Trust 2017-1, A21 144A 3.500%, 7/25/56(3)(4)	4	3
	Par Value	Value

Non-Agency—continued
GCAT Trust 2020-NQM1, A1 144A 2.247%, 1/25/60(3)(4)	$ 11	$ 10
GS Mortgage Securities Trust 2020-GC45, AS 3.173%, 2/13/53(4)	80	66
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(3)(4)	20	19
2017-5, A1 144A 3.211%, 10/26/48(3)(4)	26	25
MetLife Securitization Trust 2017-1A, M1 144A 3.441%, 4/25/55(3)(4)	100	87
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(3)(4)	100	85
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, AS 3.561%, 4/15/48	225	209
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(4)	22	21
2015-2A, A1 144A 3.750%, 8/25/55(3)(4)	40	37
2016-1A, A1 144A 3.750%, 3/25/56(3)(4)	16	15
2016-3A, A1 144A 3.750%, 9/25/56(3)(4)	21	20
2016-3A, B1 144A 4.000%, 9/25/56(3)(4)	80	73
2016-4A, A1 144A 3.750%, 11/25/56(3)(4)	61	56
2016-4A, B1A 144A 4.500%, 11/25/56(3)(4)	75	69
2020-1A, A1B 144A 3.500%, 10/25/59(3)(4)	47	43
2021-NQ2R, A1 144A 0.941%, 10/25/58(3)(4)	37	32
2016-2A, A1 144A 3.750%, 11/26/35(3)(4)	48	44
NLT Trust 2021-INV2, A1 144A 1.162%, 8/25/56(3)(4)	82	65
OBX Trust 2019-INV1, A3 144A 4.500%, 11/25/48(3)(4)	9	8
Preston Ridge Partners Mortgage LLC
2020-6, A1 144A 2.363%, 11/25/25(3)(4)	54	50
2021-2, A1 144A 2.115%, 3/25/26(3)(4)	62	57
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(3)	100	85
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(3)(4)	20	16
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(4)	22	18
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(3)(4)	6	6
SG Residential Mortgage Trust
2019-3, A1 144A 2.703%, 9/25/59(3)(4)	9	9
2021-1, A3 144A 1.560%, 7/25/61(3)(4)	34	27
Towd Point Mortgage Trust
2016-3, M1 144A 3.500%, 4/25/56(3)(4)	145	142
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2017-4, A2 144A 3.000%, 6/25/57(3)(4)	$ 100	$ 90
2018-6, A1A 144A 3.750%, 3/25/58(3)(4)	67	65
2018-6, A2 144A 3.750%, 3/25/58(3)(4)	110	94
2019-4, A2 144A 3.250%, 10/25/59(3)(4)	100	84
2020-MH1, A2 144A 2.500%, 2/25/60(3)(4)	100	85
2021-1, A2 144A 2.750%, 11/25/61(3)(4)	100	78
Tricon American Homes Trust 2019-SFR1, C 144A 3.149%, 3/17/38(3)	100	90
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(3)	100	86
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(3)	29	29
VCAT LLC
2021-NPL2, A1 144A 2.115%, 3/27/51(3)(4)	56	51
2021-NPL3, A1 144A 1.743%, 5/25/51(3)(4)	64	55
Visio Trust
2019-2, A1 144A 2.722%, 11/25/54(3)(4)	73	68
2020-1R, A2 144A 1.567%, 11/25/55(3)	30	27
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	40	38
		3,709

Total Mortgage-Backed Securities (Identified Cost $4,228)		3,763

Asset-Backed Securities—3.1%
Automobiles—1.7%
ACC Auto Trust 2021-A, B 144A 1.790%, 4/15/27(3)	65	62
American Credit Acceptance Receivables Trust
2021-3, C 144A 0.980%, 11/15/27(3)	65	63
2022-1, D 144A 2.460%, 3/13/28(3)	55	50
AmeriCredit Automobile Receivables Trust 2020-3, C 1.060%, 8/18/26	85	80
Arivo Acceptance Auto Loan Receivables Trust 2022-2A, A 144A 6.900%, 1/16/29(3)	48	48
Avis Budget Rental Car Funding AESOP LLC (AESOP) 2022-5A, A 144A 6.120%, 4/20/27(3)	42	43
Carvana Auto Receivables Trust
2019-2A, D 144A 3.280%, 1/15/25(3)	30	30
2021-N2, C 1.070%, 3/10/28	31	29
CPS Auto Receivables Trust 2019-D, E 144A 3.860%, 10/15/25(3)	60	58
Exeter Automobile Receivables Trust 2018-4A, D 144A 4.350%, 9/16/24(3)	27	26
	Par Value	Value

Automobiles—continued
First Investors Auto Owner Trust 2022-1A, C 144A 3.130%, 5/15/28(3)	$ 55	$ 51
Flagship Credit Auto Trust 2020-3, C 144A 1.730%, 9/15/26(3)	75	72
Foursight Capital Automobile Receivables Trust 2022-1, B 144A 2.150%, 5/17/27(3)	45	42
GLS Auto Receivables Issuer Trust
2019-4A, C 144A 3.060%, 8/15/25(3)	43	43
2022-2A, D 144A 6.150%, 4/17/28(3)	50	48
GLS Auto Receivables Trust 2018-3A, C 144A 4.180%, 7/15/24(3)	12	12
Hertz Vehicle Financing III LP 2021-2A, A 144A 1.680%, 12/27/27(3)	100	87
Lendbuzz Securitization Trust 2022-1A, A 144A 4.220%, 5/17/27(3)	80	76
Santander Drive Auto Receivables Trust 2022-7, A2 5.810%, 1/15/26	84	84
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(3)	3	3
United Auto Credit Securitization Trust 2021-1, C 144A 0.840%, 6/10/26(3)	50	50
Westlake Automobile Receivables Trust 2020-3A, C 144A 1.240%, 11/17/25(3)	55	54
		1,111

Consumer Loans—0.0%
SoFi Consumer Loan Program Trust 2022-1S, A 144A 6.210%, 4/15/31(3)	33	33
Credit Card—0.1%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(3)	60	55
Other—1.3%
Amur Equipment Finance Receivables IX LLC 2021-1A, C 144A 1.750%, 6/21/27(3)	57	53
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(3)	100	92
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(3)	74	62
Bankers Healthcare Group Securitization Trust 2020-A, A 144A 2.560%, 9/17/31(3)	27	27
BXG Receivables Note Trust 2017-A, A 144A 2.950%, 10/4/32(3)	34	33
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(3)	49	42
CF Hippolyta Issuer LLC 2020-1, A1 144A 1.690%, 7/15/60(3)	91	81
Dext ABS LLC
2020-1, A 144A 1.460%, 2/16/27(3)	17	16
2020-1, B 144A 1.920%, 11/15/27(3)	65	62
Hilton Grand Vacations Trust 2022-2A, C 144A 5.570%, 1/25/37(3)	51	49
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(3)	80	71
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Other—continued
Mariner Finance Issuance Trust 2019-AA, A 144A 2.960%, 7/20/32(3)	$ 54	$ 54
MVW LLC 2020-1A, A 144A 1.740%, 10/20/37(3)	48	44
NMEF Funding LLC 2022-A, B 144A 3.350%, 10/16/28(3)	45	41
Octane Receivables Trust 2020-1A, A 144A 1.710%, 2/20/25(3)	14	14
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(3)	28	26
Pawneee Equipment Receivables Series LLC 2022-1, B 144A 5.400%, 7/17/28(3)	45	43
		810

Total Asset-Backed Securities (Identified Cost $2,123)		2,009

Corporate Bonds and Notes—9.0%
Communication Services—0.5%
Level 3 Financing, Inc. 144A 4.250%, 7/1/28(3)	45	35
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)	200	197
T-Mobile USA, Inc. 3.875%, 4/15/30	90	82
Verizon Communications, Inc. 2.550%, 3/21/31	36	30
		344

Consumer Discretionary—0.4%
Aramark Services, Inc. 144A 6.375%, 5/1/25(3)	20	20
Brunswick Corp. 2.400%, 8/18/31	46	34
Dick’s Sporting Goods, Inc. 3.150%, 1/15/32	57	44
Ford Motor Co.
3.250%, 2/12/32	26	19
4.750%, 1/15/43	15	11
General Motors Financial Co., Inc. 1.250%, 1/8/26	70	62
M/I Homes, Inc. 4.950%, 2/1/28	45	40
		230

Consumer Staples—0.2%
BAT Capital Corp. 7.750%, 10/19/32	62	66
Church & Dwight Co., Inc. 5.000%, 6/15/52	50	47
		113

Energy—0.6%
BP Capital Markets plc 4.875% (5)	45	39
DT Midstream, Inc. 144A 4.125%, 6/15/29(3)	25	22
Enbridge, Inc. 7.625%, 1/15/83	50	49
	Par Value	Value

Energy—continued
EQM Midstream Partners LP 144A 7.500%, 6/1/30(3)	$ 35	$ 34
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(3)	65	51
HF Sinclair Corp. 5.875%, 4/1/26	45	45
Kinder Morgan, Inc.
4.300%, 6/1/25	45	44
7.750%, 1/15/32	25	28
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	60	56
		368

Financials—3.5%
Allstate Corp. (The) Series B 5.750%, 8/15/53	145	136
Ally Financial, Inc. Series B 4.700% (5)	32	21
Ares Finance Co. LLC 144A 4.000%, 10/8/24(3)	80	76
Ascot Group Ltd. 144A 4.250%, 12/15/30(3)	65	56
Bank of America Corp.
2.687%, 4/22/32	200	160
2.482%, 9/21/36	100	74
Bank of New York Mellon Corp. (The)
5.834%, 10/25/33	40	41
Series G 4.700%(5)	65	62
Blackstone Private Credit Fund 2.625%, 12/15/26	29	24
Blue Owl Finance LLC 144A 3.125%, 6/10/31(3)	35	26
Brighthouse Financial, Inc. 5.625%, 5/15/30	47	45
Brookfield Finance, Inc. 3.900%, 1/25/28	115	105
Capital One Financial Corp. 2.359%, 7/29/32	48	35
Charles Schwab Corp. (The) Series H 4.000% (5)	70	56
Citadel LP 144A 4.875%, 1/15/27(3)	65	60
Citigroup, Inc. 3.980%, 3/20/30	165	149
Discover Financial Services 6.700%, 11/29/32	35	36
Goldman Sachs Group, Inc. (The) 4.250%, 10/21/25	195	190
JPMorgan Chase & Co.
5.717%, 9/14/33	40	39
1.953%, 2/4/32	150	115
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(3)	25	21
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(3)	30	24
Lincoln National Corp. (3 month LIBOR + 2.040%) 6.283%, 4/20/67(4)	85	61
MetLife, Inc. Series G 3.850% (5)	75	70
Morgan Stanley 6.375%, 7/24/42	100	108
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Financials—continued
Northern Trust Corp. 6.125%, 11/2/32	$ 50	$ 53
OWL Rock Core Income Corp. 4.700%, 2/8/27	32	29
Prudential Financial, Inc.
5.625%, 6/15/43	65	64
6.000%, 9/1/52	10	10
Santander Holdings USA, Inc. 4.400%, 7/13/27	100	95
State Street Corp. 4.164%, 8/4/33	45	42
Texas Capital Bancshares, Inc. 4.000%, 5/6/31	55	49
Wells Fargo & Co. Series BB 3.900% (5)	105	92
		2,224

Health Care—0.4%
Bio-Rad Laboratories, Inc.
3.300%, 3/15/27	32	30
3.700%, 3/15/32	10	8
CVS Health Corp. 4.300%, 3/25/28	45	43
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	50	41
HCA, Inc. 5.250%, 6/15/49	50	43
Illumina, Inc. 2.550%, 3/23/31	57	46
Universal Health Services, Inc. 144A 2.650%, 1/15/32(3)	60	46
		257

Industrials—0.6%
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 8/15/27(3)	63	60
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(3)	55	50
Boeing Co. (The) 5.930%, 5/1/60	18	16
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 3/15/35(3)	54	44
Huntington Ingalls Industries, Inc. 2.043%, 8/16/28	66	55
Masco Corp.
2.000%, 2/15/31	30	23
3.125%, 2/15/51	30	19
Pentair Finance S.a.r.l. 5.900%, 7/15/32	45	44
Science Applications International Corp. 144A 4.875%, 4/1/28(3)	25	23
Sempra Global 144A 3.250%, 1/15/32(3)	58	46
TransDigm, Inc. 144A 6.250%, 3/15/26(3)	25	25
		405

Information Technology—0.8%
CDW LLC 3.569%, 12/1/31	61	50
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(3)	20	18
	Par Value	Value

Information Technology—continued
Dell International LLC 8.100%, 7/15/36	$ 35	$ 39
Entegris Escrow Corp. 144A 4.750%, 4/15/29(3)	60	55
HP, Inc. 5.500%, 1/15/33	55	52
Kyndryl Holdings, Inc. 2.700%, 10/15/28	37	28
Leidos, Inc. 2.300%, 2/15/31	80	61
Motorola Solutions, Inc. 4.600%, 5/23/29	100	95
Oracle Corp.
6.250%, 11/9/32	65	68
3.850%, 4/1/60	10	7
TD SYNNEX Corp. 2.375%, 8/9/28	60	49
		522

Materials—0.6%
Albemarle Corp. 5.050%, 6/1/32	50	47
ArcelorMittal S.A. 6.800%, 11/29/32	40	40
Bayport Polymers LLC 144A 5.140%, 4/14/32(3)	65	59
Celanese U.S. Holdings LLC 3.500%, 5/8/24	70	68
FMG Resources August 2006 Pty Ltd. 144A 5.875%, 4/15/30(3)	30	28
Glencore Funding LLC 144A 2.850%, 4/27/31(3)	75	61
International Flavors & Fragrances, Inc.
144A 2.300%, 11/1/30(3)	60	47
144A 3.468%, 12/1/50(3)	25	17
		367

Real Estate—1.1%
EPR Properties 4.750%, 12/15/26	120	108
GLP Capital LP
5.750%, 6/1/28	100	98
3.250%, 1/15/32	6	5
Kite Realty Group Trust 4.750%, 9/15/30	70	62
MPT Operating Partnership LP
4.625%, 8/1/29	10	8
3.500%, 3/15/31	30	21
Office Properties Income Trust 4.500%, 2/1/25	135	122
Phillips Edison Grocery Center Operating Partnership I LP 2.625%, 11/15/31	65	48
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	105	100
Service Properties Trust 4.500%, 3/15/25	70	60
VICI Properties LP
4.950%, 2/15/30	30	28
5.125%, 5/15/32	30	28
		688

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Par Value	Value

Utilities—0.3%
Brooklyn Union Gas Co. (The) 144A 4.866%, 8/5/32(3)	$ 65	$ 61
Puget Energy, Inc.
2.379%, 6/15/28	39	33
4.224%, 3/15/32	27	24
Southern Co. (The) Series 21-A 3.750%, 9/15/51	69	56
Vistra Corp. 144A 8.000% (3)(5)	20	19
		193

Total Corporate Bonds and Notes (Identified Cost $6,487)		5,711

Leveraged Loans—0.8%
Aerospace—0.1%
Brown Group Holding LLC (1 month LIBOR + 2.500%) 6.884%, 6/7/28(4)	32	31
Mileage Plus Holdings LLC (3 month LIBOR + 5.250%) 9.996%, 6/21/27(4)	18	19
TransDigm, Inc. Tranche E (3 month LIBOR + 2.250%) 6.980%, 5/30/25(4)	18	18
		68

Chemicals—0.1%
Ineos Finance plc 2027 (1 month Term SOFR + 3.850%) 8.173%, 11/8/27(4)	68	67
Consumer Durables—0.0%
Resideo Funding, Inc. Tranche B (1 month LIBOR + 2.250%) 6.500% - 6.880%, 2/11/28(4)	15	15
Energy—0.0%
Oryx Midstream Services Permian Basin LLC Tranche B (3 month LIBOR + 3.250%) 7.924%, 10/5/28(4)	20	19
Paragon Offshore Finance Co. (1 month PRIME + 0.000%) 3.250%, 7/16/21(2)(6)	— (7)	—
		19

Food / Tobacco—0.1%
Aramark Services, Inc. Tranche B-3 (1 month LIBOR + 1.750%) 6.134%, 3/11/25(4)	15	15
Hostess Brands LLC 2019, Tranche B (1-3 month LIBOR + 2.250%) 6.634% - 6.665%, 8/3/25(4)	22	22
		37

Forest Prod / Containers—0.0%
Berry Global, Inc. Tranche Z (1 month LIBOR + 1.750%) 6.024%, 7/1/26(4)	18	18
Gaming / Leisure—0.1%
Hilton Worldwide Finance LLC Tranche B-2 (1 month LIBOR + 1.750%) 6.173%, 6/22/26(4)	20	20
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 6.640%, 2/8/27(4)	20	19
	Par Value	Value

Gaming / Leisure—continued
UFC Holdings LLC Tranche B-3 (3 month LIBOR + 2.750%) 7.110%, 4/29/26(4)	$ 19	$ 19
		58

Health Care—0.1%
Agiliti Health, Inc. (1 month LIBOR + 2.750%) 6.875%, 1/4/26(4)	15	14
Elanco Animal Health, Inc. (1 month LIBOR + 1.750%) 5.870%, 8/1/27(4)	17	17
		31

Housing—0.0%
Standard Industries, Inc. (3 month LIBOR + 2.250%) 6.425%, 9/22/28(4)	21	21
Information Technology—0.1%
CCC Intelligent Solutions, Inc. Tranche B (1 month LIBOR + 2.250%) 6.634%, 9/21/28(4)	20	19
Go Daddy Operating Co. LLC Tranche B-5 (1 month Term SOFR + 3.250%) 7.573%, 11/9/29(4)	15	15
Open Text Corp. (3 month SOFR + 3.750%) 0.000%, 8/25/29(4)(8)	15	15
Tenable, Inc. (3 month LIBOR + 2.750%) 7.165%, 7/7/28(4)	20	19
		68

Manufacturing—0.1%
Gates Global LLC Tranche B-4 (1 month Term SOFR + 3.500%) 7.823%, 11/16/29(4)	50	50
NCR Corp. (3 month LIBOR + 2.500%) 6.920%, 8/28/26(4)	19	18
		68

Media / Telecom - Broadcasting—0.0%
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.500%) 6.884%, 9/18/26(4)	11	11
Media / Telecom - Wireless Communications—0.1%
SBA Senior Finance II LLC Tranche B (1 month LIBOR + 1.750%) 6.140%, 4/11/25(4)	38	38
Total Leveraged Loans (Identified Cost $519)		519

	Shares
Preferred Stocks—0.3%
Financials—0.2%
MetLife, Inc. Series D, 5.875%	40 (9)	38
Truist Financial Corp. Series Q, 5.100%	70 (9)	65
		103

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Industrials—0.1%
General Electric Co. Series D, (3 month LIBOR + 3.330%), 8.099%(4)	90 (9)	$ 88
Total Preferred Stocks (Identified Cost $200)		191

Common Stocks—72.6%
Communication Services—5.0%
Adevinta ASA Class B(10)	21,125	141
Auto Trader Group plc	71,844	448
Baltic Classifieds Group plc	263,006	448
Dayamitra Telekomunikasi PT	5,006,000	257
Infrastrutture Wireless Italiane SpA	21,981	222
Moneysupermarket.com Group plc	57,808	134
New Work SE	1,644	269
Rightmove plc	69,781	431
Trade Desk, Inc. (The) Class A(10)	18,550	832
		3,182

Consumer Discretionary—12.6%
Airbnb, Inc. Class A(10)	6,794	581
Allegro.eu S.A.(10)	42,507	244
Amazon.com, Inc.(10)	17,930	1,506
AutoZone, Inc.(10)	284	700
Home Depot, Inc. (The)	2,533	800
Marriott International, Inc. Class A	6,443	959
Max Stock Ltd.	61,367	103
MercadoLibre, Inc.(10)	601	509
Mercari, Inc.(10)	17,300	356
NIKE, Inc. Class B	10,997	1,287
Ross Stores, Inc.	7,144	829
Victorian Plumbing Group plc(10)	148,790	138
		8,012

Consumer Staples—5.2%
Anhui Gujing Distillery Co., Ltd. Class B	15,300	245
Estee Lauder Cos., Inc. (The) Class A	3,280	814
Heineken Malaysia Bhd	53,800	308
McCormick & Co., Inc. Non-voting Shares	8,178	678
Monster Beverage Corp.(10)	8,699	883
PepsiCo, Inc.	2,083	376
		3,304

Energy—2.9%
Devon Energy Corp.	5,274	324
Frontera Energy Corp.(10)(11)	182	2
Hess Corp.	3,284	466
Pason Systems, Inc.	13,634	161
Pioneer Natural Resources Co.	2,191	500
Schlumberger Ltd.	6,957	372
		1,825

Financials—6.8%
Bank of America Corp.	29,244	968
FinecoBank Banca Fineco SpA	23,349	388
Gruppo MutuiOnline SpA	10,101	285
Hargreaves Lansdown plc	14,967	155
Hypoport SE(10)	525	55
MarketAxess Holdings, Inc.	1,969	549
Mortgage Advice Bureau Holdings Ltd.	33,989	218
	Shares	Value

Financials—continued
Nordnet AB publ	7,041	$ 102
Progressive Corp. (The)	7,308	948
S&P Global, Inc.	1,778	595
VNV Global AB(10)	17,779	44
		4,307

Health Care—7.2%
Danaher Corp.	4,745	1,259
Eli Lilly & Co.	996	364
Haw Par Corp., Ltd.	58,000	415
HealthEquity, Inc.(10)	5,421	334
IDEXX Laboratories, Inc.(10)	977	398
Mettler-Toledo International, Inc.(10)	325	470
Nakanishi, Inc.	4,500	88
Zoetis, Inc. Class A	8,636	1,266
		4,594

Industrials—9.0%
Boa Vista Servicos S.A.	133,302	183
CAE, Inc.(10)	12,403	240
CoStar Group, Inc.(10)	13,679	1,057
Enento Group Oyj(10)	6,955	159
Equifax, Inc.	3,522	685
Fair Isaac Corp.(10)	1,438	861
Haitian International Holdings Ltd.	136,981	367
HeadHunter Group plc ADR(2)	12,236	—(7)
Howden Joinery Group plc	33,340	226
Knorr-Bremse AG	4,667	255
Marel HF	34,831	120
Meitec Corp.	15,000	274
MTU Aero Engines AG	1,740	377
S-1 Corp.	7,680	361
Uber Technologies, Inc.(10)	23,440	580
		5,745

Information Technology—22.0%
Accenture plc Class A	3,251	868
Alten S.A.	2,855	357
Amphenol Corp. Class A	20,116	1,532
Bill.com Holdings, Inc.(10)	8,341	909
Block, Inc. Class A(10)	6,417	403
Bouvet ASA	44,912	275
Brockhaus Technologies AG(10)	5,054	121
DocuSign, Inc.(10)	4,358	242
Duck Creek Technologies, Inc.(10)	28,749	346
FDM Group Holdings plc	19,343	175
MongoDB, Inc. Class A(10)	1,937	381
NVIDIA Corp.	11,143	1,628
Paycom Software, Inc.(10)	5,585	1,733
Roper Technologies, Inc.	2,260	977
Snowflake, Inc. Class A(10)	4,904	704
Visa, Inc. Class A	11,678	2,426
Workday, Inc. Class A(10)	5,749	962
		14,039

Materials—1.1%
Corp. Moctezuma SAB de C.V.	76,431	216
Ecolab, Inc.	3,313	482
		698

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Real Estate—0.8%
Prologis, Inc.	4,498	$ 507
Total Common Stocks (Identified Cost $35,133)		46,213

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(2)(10)	1,084	1
Total Rights (Identified Cost $1)		1

Warrant—0.0%
Financials—0.0%
VNV Global AB(10)	12,500	— (7)
Total Warrant (Identified Cost $—)		— (7)

Total Long-Term Investments—98.3% (Identified Cost $54,006)		62,614

Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(12)	820,686	821
Total Short-Term Investment (Identified Cost $821)		821

Securities Lending Collateral—0.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(12)(13)	1,629	2
Total Securities Lending Collateral (Identified Cost $2)		2

TOTAL INVESTMENTS—99.6% (Identified Cost $54,829)		$63,437
Other assets and liabilities, net—0.4%		237
NET ASSETS—100.0%		$63,674

Abbreviations:
ABS	Asset-Backed Securities
ADR	American Depositary Receipt
BAM	Build America Municipal Insured
GS	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security in default; no interest payments are being received.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $6,434 or 10.1% of net assets.
(4)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	No contractual maturity date.
(6)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(7)	Amount is less than $500.
(8)	This loan will settle after December 31, 2022, at which time the interest rate, based on the LIBOR or SOFR and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Non-income producing.
(11)	All or a portion of security is on loan.
(12)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(13)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	84%
United Kingdom	4
Germany	2
Italy	1
Japan	1
Brazil	1
China	1
Other	6
Total	100%
† % of total investments as of December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Asset-Backed Securities	$ 2,009	$ —	$ 2,009	$—
Corporate Bonds and Notes	5,711	—	5,711	—
Foreign Government Securities	48	—	43	5
Leveraged Loans	519	—	519	— (1)
Mortgage-Backed Securities	3,763	—	3,763	—
Municipal Bonds	1,444	—	1,444	—
U.S. Government Securities	2,715	—	2,715	—
Equity Securities:
Common Stocks	46,213	46,213	—	—
Preferred Stocks	191	—	191	—
Rights	1	—	—	1
Warrant	— (2)	— (2)	—	—
Money Market Mutual Fund	821	821	—	—
Securities Lending Collateral	2	2	—	—
Total Investments	$63,437	$47,036	$16,395	$ 6

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500.
Security held by the Series with an end of year value of $-(1) was transferred from Level 1 to Level 3 due to a decrease in trading activities at year end.
Security held by the Series with an end of year value of $5 was transferred from Level 2 to Level 3 due to a decrease in trading activities at year end.
Some of the Series’ investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended December 31, 2022.
(1) Amount is less than $500.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2022
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Assets
Investment in securities at value(1)(2)	$ 84,366	$ 185,608	$ 92,791	$ 80,733
Foreign currency at value(3)	—	—	—	— (a)
Cash	50	100	100	100
Receivables
Investment securities sold	100	—	—	—
Series shares sold	62	1	—	40
Dividends	318	74	191	30
Tax reclaims	—	—	88	—
Securities lending income	—	—	1	—
Prepaid expenses	1	1	1	1
Other assets	210	465	223	206
Total assets	85,107	186,249	93,395	81,110
Liabilities
Payables
Series shares repurchased	64	24	77	6
Investment securities purchased	648	—	—	—
Collateral on securities loaned	—	—	2,941	—
Investment advisory fees	46	95	37	49
Distribution and service fees	16	40	19	16
Administration and accounting fees	8	17	8	8
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	22	39	21	19
Trustee deferred compensation plan	210	465	223	206
Interest expense and/or commitment fees	1	2	1	1
Other accrued expenses	32	68	31	31
Total liabilities	1,047	750	3,358	336
Net Assets	$ 84,060	$ 185,499	$ 90,037	$ 80,774
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 67,524	$ 99,990	$ 79,948	$ 56,615
Accumulated earnings (loss)	16,536	85,509	10,089	24,159
Net Assets	$ 84,060	$ 185,499	$ 90,037	$ 80,774
Net Assets:
Class A	$ 74,859	$ 185,499	$ 90,037	$ 74,025
Class I	$ 9,201	$ —	$ —	$ 6,749
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,139,852	7,224,218	7,777,231	3,298,711
Class I	509,858	—	—	286,442
Net Asset Value Per Share:(b)
Class A	$ 18.08	$ 25.68	$ 11.58	$ 22.44
Class I	$ 18.05	$ —	$ —	$ 23.56

(1) Investment in securities at cost	$ 67,623	$ 104,640	$ 83,260	$ 57,465
(2) Market value of securities on loan	$ —	$ —	$ 2,866	$ —
(3) Foreign currency at cost	$ —	$ —	$ —	$ —(a)

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2022
(Reported in thousands except shares and per share amounts)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Assets
Investment in securities at value(1)(2)	$ 64,666	$ 92,435	$ 125,825	$ 63,437
Foreign currency at value(3)	—	—	162	1
Cash	100	166	50	152
Receivables
Investment securities sold	—	5	—	1
Series shares sold	6	126	—	—
Dividends and interest	56	794	11	171
Tax reclaims	—	—	208	15
Securities lending income	—	— (a)	— (a)	— (a)
Prepaid expenses	— (a)	1	1	— (a)
Other assets	163	231	312	159
Total assets	64,991	93,758	126,569	63,936
Liabilities
Payables
Series shares repurchased	1	21	193	9
Investment securities purchased	—	185	—	15
Collateral on securities loaned	—	4	—	2
Investment advisory fees	34	36	73	20
Distribution and service fees	14	19	27	14
Administration and accounting fees	6	9	12	6
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	16	21	29	12
Trustee deferred compensation plan	163	231	312	159
Interest expense and/or commitment fees	— (a)	1	1	— (a)
Other accrued expenses	24	37	41	25
Total liabilities	258	564	688	262
Net Assets	$ 64,733	$ 93,194	$ 125,881	$ 63,674
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 43,900	$ 109,670	$ 122,205	$ 54,635
Accumulated earnings (loss)	20,833	(16,476)	3,676	9,039
Net Assets	$ 64,733	$ 93,194	$ 125,881	$ 63,674
Net Assets:
Class A	$ 64,733	$ 90,844	$ 125,772	$ 63,674
Class I	$ —	$ 2,350	$ 109	$ —
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,612,013	11,061,613	11,022,151	5,690,687
Class I	—	287,222	9,525	—
Net Asset Value Per Share:(b)
Class A	$ 14.04	$ 8.21	$ 11.41	$ 11.19
Class I	$ —	$ 8.18	$ 11.48	$ —

(1) Investment in securities at cost	$ 45,288	$ 103,594	$ 120,702	$ 54,829
(2) Market value of securities on loan	$ —	$ 4	$ —	$ 2
(3) Foreign currency at cost	$ —	$ —	$ 193	$ 1

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2022
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Investment Income
Dividends	$ 2,511	$ 1,562	$ 3,468	$ 532
Securities lending, net of fees	—	— (1)	3	1
Foreign taxes withheld	—	—	(85)	—
Total investment income	2,511	1,562	3,386	533
Expenses
Investment advisory fees	741	1,535	660	806
Distribution and service fees, Class A	223	549	236	218
Administration and accounting fees	106	227	102	102
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	1	1	1	1
Printing fees and expenses	27	52	27	24
Professional fees	60	91	55	53
Interest expense and/or commitment fees	1	2	1	1
Trustees’ fees and expenses	6	13	5	6
Miscellaneous expenses	8	10	11	7
Total expenses	1,173	2,480	1,098	1,218
Less net expenses reimbursed and/or waived by investment adviser(2)	(78)	(154)	(144)	(128)
Net expenses	1,095	2,326	954	1,090
Net investment income (loss)	1,416	(764)	2,432	(557)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	599	35,617	4,113	9,106
Foreign currency transactions	—	—	— (1)	(2)
Net change in unrealized appreciation (depreciation) on:
Investments	(33,325)	(146,750)	(9,028)	(46,186)
Net realized and unrealized gain (loss) on investments	(32,726)	(111,133)	(4,915)	(37,082)
Net increase (decrease) in net assets resulting from operations	$(31,310)	$(111,897)	$(2,483)	$(37,639)

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2022
($ reported in thousands)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Investment Income
Dividends	$ 1,053	$ 26	$ 1,814	$ 592
Interest	—	4,331	—	644
Securities lending, net of fees	—	7	5	1
Foreign taxes withheld	—	(1)	(141)	(27)
Total investment income	1,053	4,363	1,678	1,210
Expenses
Investment advisory fees	649	503	991	410
Distribution and service fees, Class A	180	247	330	186
Administration and accounting fees	80	108	140	82
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	1	10	4	13
Printing fees and expenses	21	29	36	18
Professional fees	47	67	73	56
Interest expense and/or commitment fees	1	1	1	1
Trustees’ fees and expenses	4	6	8	4
Miscellaneous expenses	3	12	16	11
Total expenses	986	983	1,599	781
Less net expenses reimbursed and/or waived by investment adviser(2)	(171)	(10)	(52)	(29)
Net expenses	815	973	1,547	752
Net investment income (loss)	238	3,390	131	458
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	3,478	(3,069)	(1,003)	4,614
Foreign currency transactions	—	—	(26)	(4)
Foreign capital gains tax	—	—	(216)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(25,460)	(10,944)	(29,132)	(35,698)
Foreign currency transactions	—	—	(38)	(1)
Foreign capital gains tax	—	—	112	—
Net realized and unrealized gain (loss) on investments	(21,982)	(14,013)	(30,303)	(31,089)
Net increase (decrease) in net assets resulting from operations	$(21,744)	$(10,623)	$(30,172)	$(30,631)

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series		KAR Capital Growth Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 1,416	$ 750	$ (764)	$ (2,086)
Net realized gain (loss)	599	3,147	35,617	30,623
Net change in unrealized appreciation (depreciation)	(33,325)	32,293	(146,750)	7,865
Increase (decrease) in net assets resulting from operations	(31,310)	36,190	(111,897)	36,402
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,861)	(2,451)	(35,780)	(33,537)
Class I	(371)	(189)	—	—
Total dividends and distributions to shareholders	(3,232)	(2,640)	(35,780)	(33,537)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(5,023)	7,813	16,844	(1,359)
Class I	4,142	2,227	—	—
Increase (decrease) in net assets from capital transactions	(881)	10,040	16,844	(1,359)
Net increase (decrease) in net assets	(35,423)	43,590	(130,833)	1,506
Net Assets
Beginning of period	119,483	75,893	316,332	314,826
End of Period	$ 84,060	$ 119,483	$ 185,499	$ 316,332
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Equity Income Series		KAR Small-Cap Growth Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 2,432	$ 2,368	$ (557)	$ (1,055)
Net realized gain (loss)	4,113	3,010	9,104	16,404
Net change in unrealized appreciation (depreciation)	(9,028)	10,924	(46,186)	(8,625)
Increase (decrease) in net assets resulting from operations	(2,483)	16,302	(37,639)	6,724
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(6,180)	(6,358)	(8,861)	(17,413)
Class I	—	—	(749)	(1,433)
Total dividends and distributions to shareholders	(6,180)	(6,358)	(9,610)	(18,846)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(3,891)	(6,089)	(1,024)	3,568
Class I	—	—	590	(16)
Increase (decrease) in net assets from capital transactions	(3,891)	(6,089)	(434)	3,552
Net increase (decrease) in net assets	(12,554)	3,855	(47,683)	(8,570)
Net Assets
Beginning of period	102,591	98,736	128,457	137,027
End of Period	$ 90,037	$ 102,591	$ 80,774	$ 128,457
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Small-Cap Value Series		Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 238	$ 121	$ 3,390	$ 3,465
Net realized gain (loss)	3,478	12,170	(3,069)	1,398
Net change in unrealized appreciation (depreciation)	(25,460)	4,470	(10,944)	(3,674)
Increase (decrease) in net assets resulting from operations	(21,744)	16,761	(10,623)	1,189
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(4,940)	(11,714)	(3,211)	(3,205)
Class I	—	—	(91)	(47)
Total dividends and distributions to shareholders	(4,940)	(11,714)	(3,302)	(3,252)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(281)	(1,794)	(7,243)	(4,568)
Class I	—	—	1,103	975
Increase (decrease) in net assets from capital transactions	(281)	(1,794)	(6,140)	(3,593)
Net increase (decrease) in net assets	(26,965)	3,253	(20,065)	(5,656)
Net Assets
Beginning of period	91,698	88,445	113,259	118,915
End of Period	$ 64,733	$ 91,698	$ 93,194	$ 113,259
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	SGA International Growth Series		Strategic Allocation Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 131	$ (308)	$ 458	$ 180
Net realized gain (loss)	(1,245)	14,648	4,610	7,508
Net change in unrealized appreciation (depreciation)	(29,058)	(1,020)	(35,699)	(22)
Increase (decrease) in net assets resulting from operations	(30,172)	13,320	(30,631)	7,666
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(3,499)	(13,316)	(5,325)	(9,129)
Class I	(3)	(11)	—	—
Total dividends and distributions to shareholders	(3,502)	(13,327)	(5,325)	(9,129)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(3,728)	(1,315)	(3,527)	(2,064)
Class I	3	11	—	—
Increase (decrease) in net assets from capital transactions	(3,725)	(1,304)	(3,527)	(2,064)
Net increase (decrease) in net assets	(37,399)	(1,311)	(39,483)	(3,527)
Net Assets
Beginning of period	163,280	164,591	103,157	106,684
End of Period	$ 125,881	$ 163,280	$ 63,674	$ 103,157
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Duff & Phelps Real Estate Securities Series
Class A
1/1/22 to 12/31/22	$25.32	0.29	(6.84)	(6.55)	(0.20)	(0.49)	(0.69)	(7.24)	$18.08	(26.09) %	$ 74,859	1.13% (4)	1.21%	1.40%	24%
1/1/21 to 12/31/21	17.71	0.17	8.01	8.18	(0.16)	(0.41)	(0.57)	7.61	25.32	46.41	111,162	1.10	1.17	0.77	16
1/1/20 to 12/31/20	18.54	0.22	(0.52)	(0.30)	(0.20)	(0.33)	(0.53)	(0.83)	17.71	(1.55)	71,741	1.14 (5)	1.20	1.30	26
1/1/19 to 12/31/19	16.40	0.30	4.20	4.50	(0.34)	(2.02)	(2.36)	2.14	18.54	27.42	77,044	1.16 (5)	1.20	1.57	44
1/1/18 to 12/31/18	19.23	0.28	(1.41)	(1.13)	(0.30)	(1.40)	(1.70)	(2.83)	16.40	(6.53)	65,357	1.16 (4)	1.19	1.54	20
Class I
1/1/22 to 12/31/22	$25.31	0.37	(6.86)	(6.49)	(0.28)	(0.49)	(0.77)	(7.26)	$18.05	(25.90) %	$ 9,201	0.88% (4)	0.97%	1.76%	24%
1/1/21 to 12/31/21	17.70	0.23	8.02	8.25	(0.23)	(0.41)	(0.64)	7.61	25.31	46.87	8,321	0.85	0.92	1.04	16
1/1/20 to 12/31/20	18.51	0.34	(0.60)	(0.26)	(0.22)	(0.33)	(0.55)	(0.81)	17.70	(1.33)	4,152	0.89 (5)	0.95	2.08	26
1/1/19 to 12/31/19	16.35	0.40	4.14	4.54	(0.36)	(2.02)	(2.38)	2.16	18.51	27.78	2,173	0.91 (5)	0.95	2.04	44
1/1/18 to 12/31/18	19.19	0.34	(1.43)	(1.09)	(0.35)	(1.40)	(1.75)	(2.84)	16.35	(6.36)	215	0.91 (4)	0.94	1.85	20

KAR Capital Growth Series
Class A
1/1/22 to 12/31/22	$49.16	(0.12)	(17.50)	(17.62)	—	(5.86)	(5.86)	(23.48)	$25.68	(36.11) %	$185,499	1.06% (4)	1.13%	(0.35) %	20%
1/1/21 to 12/31/21	48.92	(0.33)	6.12	5.79	—	(5.55)	(5.55)	0.24	49.16	12.14	316,332	1.03	1.08	(0.66)	5
1/1/20 to 12/31/20	34.44	(0.22)	17.42	17.20	—	(2.72)	(2.72)	14.48	48.92	50.23	314,826	1.03	1.10	(0.55)	7
1/1/19 to 12/31/19	25.62	(0.08)	10.22	10.14	—	(1.32)	(1.32)	8.82	34.44	39.87	232,834	1.03	1.11	(0.24)	9
1/1/18 to 12/31/18	31.40	(0.09)	(1.92)	(2.01)	—	(3.77)	(3.77)	(5.78)	25.62	(7.25)	187,160	1.03 (4)	1.11	(0.28)	15

KAR Equity Income Series
Class A
1/1/22 to 12/31/22	$12.71	0.32	(0.62)	(0.30)	(0.31)	(0.52)	(0.83)	(1.13)	$11.58	(2.34) %	$ 90,037	1.01% (4)	1.16%	2.58%	22%
1/1/21 to 12/31/21	11.54	0.29	1.69	1.98	(0.29)	(0.52)	(0.81)	1.17	12.71	17.39	102,591	0.98	1.12	2.32	23
1/1/20 to 12/31/20	13.15	0.19	1.78	1.97	(0.23)	(3.35)	(3.58)	(1.61)	11.54	14.91	98,736	0.98	1.15	1.47	116 (6)
1/1/19 to 12/31/19	10.34	0.12	2.84	2.96	(0.15)	—	(0.15)	2.81	13.15	28.67	97,185	0.98	1.13	1.00	27
1/1/18 to 12/31/18	12.00	0.11	(1.65)	(1.54)	(0.12)	—	(0.12)	(1.66)	10.34	(12.86)	85,845	0.98 (4)	1.14	0.97	26

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

KAR Small-Cap Growth Series
Class A
1/1/22 to 12/31/22	$36.17	(0.17)	(10.64)	(10.81)	—	(2.92)	(2.92)	—	(13.73)	$22.44	(30.33) %	$ 74,025	1.17% (4)	1.30%	(0.61) %	17%
1/1/21 to 12/31/21	40.14	(0.32)	2.26	1.94	—	(5.91)	(5.91)	—	(3.97)	36.17	4.98	118,751	1.16 (5)	1.26	(0.80)	9
1/1/20 to 12/31/20	31.48	(0.35)	14.19	13.84	—	(5.18)	(5.18)	—	8.66	40.14	44.64	126,411	1.16	1.28	(1.00)	17
1/1/19 to 12/31/19	26.70	(0.16)	10.00	9.84	—	(5.06)	(5.06)	—	4.78	31.48	37.31	96,996	1.19 (5)	1.28	(0.49)	11
1/1/18 to 12/31/18	28.66	(0.03)	3.66	3.63	—	(5.59)	(5.59)	—	(1.96)	26.70	11.66	80,309	1.19 (4)	1.27	(0.10)	20
Class I
1/1/22 to 12/31/22	$37.68	(0.10)	(11.10)	(11.20)	—	(2.92)	(2.92)	—	(14.12)	$23.56	(30.14) %	$ 6,749	0.92% (4)	1.06%	(0.36) %	17%
1/1/21 to 12/31/21	41.49	(0.23)	2.33	2.10	—	(5.91)	(5.91)	—	(3.81)	37.68	5.21	9,706	0.91 (5)	1.01	(0.55)	9
1/1/20 to 12/31/20	32.33	(0.27)	14.61	14.34	—	(5.18)	(5.18)	—	9.16	41.49	45.02	10,616	0.91	1.03	(0.74)	17
1/1/19 to 12/31/19	27.25	(0.08)	10.22	10.14	—	(5.06)	(5.06)	—	5.08	32.33	37.66	6,619	0.94 (5)	1.03	(0.25)	11
1/1/18 to 12/31/18	29.08	0.04	3.72	3.76	—	(5.59)	(5.59)	—	(1.83)	27.25	11.95	3,665	0.94 (4)	1.03	0.12	20

KAR Small-Cap Value Series
Class A
1/1/22 to 12/31/22	$19.88	0.05	(4.79)	(4.74)	(0.03)	(1.07)	(1.10)	—	(5.84)	$14.04	(24.15) %	$ 64,733	1.13% (4)	1.37%	0.33%	11%
1/1/21 to 12/31/21	18.96	0.03	3.68	3.71	(0.03)	(2.76)	(2.79)	—	0.92	19.88	19.72	91,698	1.10	1.31	0.13	11
1/1/20 to 12/31/20	15.78	0.16	4.43	4.59	(0.18)	(1.23)	(1.41)	—	3.18	18.96	29.65	88,445	1.10	1.34	1.04	22
1/1/19 to 12/31/19	12.96	0.11	3.08	3.19	(0.15)	(0.22)	(0.37)	—	2.82	15.78	24.63	77,271	1.10	1.34	0.73	8
1/1/18 to 12/31/18	17.36	0.12	(2.72)	(2.60)	(0.15)	(1.65)	(1.80)	—	(4.40)	12.96	(15.88)	69,861	1.19 (4)(5)	1.33	0.74	11

Newfleet Multi-Sector Intermediate Bond Series
Class A
1/1/22 to 12/31/22	$ 9.40	0.29	(1.18)	(0.89)	(0.30)	—	(0.30)	—	(1.19)	$ 8.21	(9.52) %	$ 90,844	0.97% (4)	0.98%	3.36%	43%
1/1/21 to 12/31/21	9.58	0.29	(0.20)	0.09	(0.27)	—	(0.27)	—	(0.18)	9.40	0.97	111,758	0.92 (7)(8)	0.91	3.00	64
1/1/20 to 12/31/20	9.28	0.33	0.28	0.61	(0.31)	—	(0.31)	—	0.30	9.58	6.64	118,363	0.94 (7)(8)	0.93	3.54	92
1/1/19 to 12/31/19	8.72	0.37	0.54	0.91	(0.35)	—	(0.35)	— (9)	0.56	9.28	10.47 (10)	116,901	0.94 (7)(8)	0.93	3.98	66
1/1/18 to 12/31/18	9.34	0.39	(0.64)	(0.25)	(0.37)	—	(0.37)	—	(0.62)	8.72	(2.66)	115,379	0.93 (4)	0.93	4.23	64
Class I
1/1/22 to 12/31/22	$ 9.39	0.32	(1.19)	(0.87)	(0.34)	—	(0.34)	—	(1.21)	$ 8.18	(9.33) %	$ 2,350	0.73% (4)	0.74%	3.67%	43%
1/1/21 to 12/31/21	9.57	0.31	(0.19)	0.12	(0.30)	—	(0.30)	—	(0.18)	9.39	1.29	1,501	0.67 (7)(8)	0.67	3.21	64
1/1/20 to 12/31/20	9.27	0.35	0.28	0.63	(0.33)	—	(0.33)	—	0.30	9.57	6.78	552	0.69 (7)(8)	0.69	3.84	92
1/1/19 to 12/31/19	8.70	0.39	0.55	0.94	(0.37)	—	(0.37)	— (9)	0.57	9.27	10.89 (10)	954	0.69 (7)(8)	0.68	4.22	66
1/1/18 to 12/31/18	9.32	0.41	(0.63)	(0.22)	(0.40)	—	(0.40)	—	(0.62)	8.70	(2.41)	706	0.68 (4)	0.68	4.46	64

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

SGA International Growth Series
Class A
1/1/22 to 12/31/22	$14.40	0.01	(2.69)	(2.68)	—	(0.31)	(0.31)	(2.99)	$11.41	(18.61) %	$125,772	1.17% (4)	1.21%	0.10%	25%
1/1/21 to 12/31/21	14.47	(0.03)	1.21	1.18	—	(1.25)	(1.25)	(0.07)	14.40	8.32	163,146	1.14	1.16	(0.19)	28
1/1/20 to 12/31/20	11.86	(0.01)	2.81	2.80	—	(0.19)	(0.19)	2.61	14.47	23.64	164,468	1.18 (4)(5)	1.21	(0.12)	34
1/1/19 to 12/31/19	10.09	0.12	1.75	1.87	(0.10)	—	(0.10)	1.77	11.86	18.54	148,000	1.20 (4)(5)	1.21	1.08	140 (6)
1/1/18 to 12/31/18	12.50	0.24	(2.29)	(2.05)	(0.36)	—	(0.36)	(2.41)	10.09	(16.67)	137,562	1.18 (4)(8)	1.17	1.97	40
Class I
1/1/22 to 12/31/22	$14.44	0.04	(2.69)	(2.65)	—	(0.31)	(0.31)	(2.96)	$11.48	(18.35) %	$ 109	0.92% (4)	0.96%	0.35%	25%
1/1/21 to 12/31/21	14.47	0.01	1.21	1.22	—	(1.25)	(1.25)	(0.03)	14.44	8.60	134	0.89	0.92	0.06	28
1/1/20 to 12/31/20	11.83	0.02	2.81	2.83	—	(0.19)	(0.19)	2.64	14.47	23.95	123	0.93 (4)(5)	0.97	0.13	34
1/1/19 to 12/31/19	10.07	0.15	1.74	1.89	(0.13)	—	(0.13)	1.76	11.83	18.77	100	0.95 (4)(5)	0.96	1.30	140 (6)
1/1/18 to 12/31/18	12.48	0.27	(2.29)	(2.02)	(0.39)	—	(0.39)	(2.41)	10.07	(16.44)	84	0.93 (4)(8)	0.92	2.23	40

Strategic Allocation Series
Class A
1/1/22 to 12/31/22	$17.50	0.08	(5.41)	(5.33)	(0.03)	(0.95)	(0.98)	(6.31)	$11.19	(30.58) %	$ 63,674	1.01% (4)	1.05%	0.62%	24%
1/1/21 to 12/31/21	17.81	0.03	1.28	1.31	(0.07)	(1.55)	(1.62)	(0.31)	17.50	7.57	103,157	0.98 (7)(8)	0.98	0.17	21
1/1/20 to 12/31/20	13.78	0.08	4.57	4.65	(0.11)	(0.51)	(0.62)	4.03	17.81	33.96	106,684	0.98	1.00	0.51	28
1/1/19 to 12/31/19	11.22	0.16	2.75	2.91	(0.17)	(0.18)	(0.35)	2.56	13.78	26.05	87,902	0.98	1.01	1.22	40
1/1/18 to 12/31/18	12.62	0.17	(0.89)	(0.72)	(0.18)	(0.50)	(0.68)	(1.40)	11.22	(5.89)	79,536	0.98 (4)	1.02	1.32	33

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(6)	The Series’ portfolio turnover rate increased substantially during the years due to a change in the Series’ subadviser and associated repositioning.
(7)	The share class is currently below its expense cap.
(8)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(9)	Amount is less than $0.005 per share.
(10)	Payment from affiliate had no impact on total return.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 2022
Note 1. Organization
Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It was formed on February 18, 1986, as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011.
The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report, the Trust is comprised of eight series (each a “Series”), each reported in this annual report. Each Series’ investment objective is outlined in its respective Series Summary page. There is no guarantee that a Series will achieve its objective(s).
Each Series offers Class A shares. The Duff & Phelps Real Estate Securities Series, KAR Small-Cap Growth Series, Newfleet Multi-Sector Intermediate Bond Series, and SGA International Growth Series also offer Class I shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as  well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Series is treated as a separate taxable entity. It is the intention of each Series to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Series has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Series’ U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Series and other affiliated mutual funds are allocated in proportion to the net assets of each such Series, except where allocation of direct expenses to each Series and other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro-rata expenses of any underlying mutual funds in which the Series invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Series bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Payment-In-Kind Securities
Certain Series may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
and forward commitment securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Interest-Only and Principal-Only Securities
Certain Series may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Series may fail to recoup some or all of its initial investment in these securities.
J.	Leveraged Loans
Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Series may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Series generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Series may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Series purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Series may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Series may pay an assignment fee. On an ongoing basis, a Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Series may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Series will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Series may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Series to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Securities Lending
The Series may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Series net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Series under a Master Securities Lending Agreement (“MSLA”) which permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Series to the same counterparty against amounts to be received and create one single net payment due to or from the Series.
At December 31, 2022, the securities loaned were subject to a MSLA on a net payment basis as follows:

Series	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
KAR Equity Income Series	$ 2,866	$ 2,866	$ —
Newfleet Multi-Sector Intermediate Bond Series	4	4	—
Strategic Allocation Series	2	2	—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Series’ Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2022, for the Series:
Series	Investment of Cash Collateral	Overnight and Continuous
KAR Equity Income Series	Money Market Mutual Fund	$2,941
Newfleet Multi-Sector Intermediate Bond Series	Money Market Mutual Fund	4
Strategic Allocation Series	Money Market Mutual Fund	2
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Series. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadvisers.
As compensation for its services to the Series, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	First $250 Million	Next $250 Million	Over $500 Million
KAR Capital Growth Series	0.70%	0.65%	0.60%
KAR Equity Income Series	0.70	0.65	0.60
Newfleet Multi-Sector Intermediate Bond Series	0.50	0.45	0.40
SGA International Growth Series	0.75	0.70	0.65
Strategic Allocation Series	0.55	0.50	0.45

	First $1 Billion	Next $1 Billion	Over $2 Billion
Duff & Phelps Real Estate Securities Series	0.75%	0.70%	0.65%

	First $1 Billion	$1+ Billion
KAR Small-Cap Growth Series	0.85%	0.80%

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	First $400 Million	$400+ Million to $1 Billion	Over $1 Billion
KAR Small-Cap Value Series	0.90%	0.85%	0.80%
B.	Subadvisers
The subadvisers manage the investments of each Series for which they are paid a fee by the Adviser. A list of the subadvisers and the Series they serve as of the end of the year is as follows:
Series	Subadviser
Duff & Phelps Real Estate Securities Series	DPIM (1)
KAR Capital Growth Series	KAR (2)
KAR Equity Income Series	KAR (2)
KAR Small-Cap Growth Series	KAR (2)
KAR Small-Cap Value Series	KAR (2)
Series	Subadviser
Newfleet Multi-Sector Intermediate Bond Series	Newfleet (3)
SGA International Growth Series	SGA (4)
Strategic Allocation Series
(Equity Portfolio)	KAR (2)
(Fixed Income Portfolio)	Newfleet (3)
(1)Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
(2)Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect, wholly-owned subsidiary of Virtus.
(3)Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers, LLC, an indirect, wholly-owned subsidiary of Virtus.
(4)Sustainable Growth Advisers LP (“SGA”), an indirect, majority-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Series’ annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2023. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Series	Class A	Class I
Duff & Phelps Real Estate Securities Series	1.10%	0.85%
KAR Capital Growth Series	1.03	N/A
KAR Equity Income Series	0.98	N/A
KAR Small-Cap Growth Series	1.14	0.89
KAR Small-Cap Value Series	1.10	N/A
Newfleet Multi-Sector Intermediate Bond Series	0.94	0.69
SGA International Growth Series	1.14	0.89
Strategic Allocation Series	0.98	N/A
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending December 31:

	Expiration
Series	2023	2024	2025	Total
Duff & Phelps Real Estate Securities Series
Class A	$ 41	$ 63	$ 70	$ 174
Class I	2	4	8	14
KAR Capital Growth Series
Class A	191	160	154	505
KAR Equity Income Series
Class A	149	138	144	431
KAR Small-Cap Growth Series
Class A	121	122	118	361
Class I	10	11	10	31

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Expiration
Series	2023	2024	2025	Total
KAR Small-Cap Value Series
Class A	$174	$199	$171	$544
Newfleet Multi-Sector Intermediate Bond Series
Class A	—	—	10	10
Class I	—	—	— (1)	— (1)
SGA International Growth Series
Class A	42	34	52	128
Class I	— (1)	— (1)	— (1)	— (1)
Strategic Allocation Series
Class A	18	2	29	49

(1)	Amount is less than $500.
During the year ended December 31, 2022, the Adviser recaptured expenses previously waived for the following Series:
Series	Class A	Class I	Total
Newfleet Multi-Sector Intermediate Bond Series	$— (1)	$— (1)	$ — (1)
Strategic Allocation Series	— (1)	—	— (1)

(1)	Amount is less than $500.
E.	Administrator and Distributor
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Series.
For the year ended December 31, 2022, the Series incurred administration fees totaling $825, which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board-approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of such Series’ Class A shares. Class I shares are not subject to a Rule 12b-1 plan. For the year ended December 31, 2022, the Series incurred distribution fees totaling $2,169 which are included in the Statements of Operations within the line item “Distribution and service fees.” A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners. The fees are calculated daily and paid monthly.
F.	Investments with Affiliates
The Series are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Series from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2022, the Series did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2022.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the year ended December 31, 2022, were as follows:
	Purchases	Sales
Duff & Phelps Real Estate Securities Series	$23,630	$24,589
KAR Capital Growth Series	43,745	61,109
KAR Equity Income Series	20,510	28,393
KAR Small-Cap Growth Series	15,429	22,843

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Purchases	Sales
KAR Small-Cap Value Series	$ 7,564	$12,733
Newfleet Multi-Sector Intermediate Bond Series	32,325	45,161
SGA International Growth Series	32,617	38,741
Strategic Allocation Series	16,868	23,061
Purchases and sales of long-term U.S. Government and agency securities during the year ended December 31, 2022, were as follows:
	Purchases	Sales
Newfleet Multi-Sector Intermediate Bond Series	$9,697	$4,010
Strategic Allocation Series	509	578

Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Duff & Phelps Real Estate Securities Series				KAR Capital Growth Series
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	1,034	$ 23,486	1,174	$ 26,023	74	$ 2,477	42	$ 2,138
Reinvestment of distributions	144	2,861	103	2,451	1,331	35,780	686	33,537
Shares repurchased	(1,428)	(31,370)	(938)	(20,661)	(616)	(21,413)	(729)	(37,034)
Net Increase / (Decrease)	(250)	$ (5,023)	339	$ 7,813	789	$ 16,844	(1)	$ (1,359)
Class I
Shares sold	389	$ 8,516	163	$ 3,597	—	$ —	—	$ —
Reinvestment of distributions	19	371	8	189	—	—	—	—
Shares repurchased	(227)	(4,745)	(77)	(1,559)	—	—	—	—
Net Increase / (Decrease)	181	$ 4,142	94	$ 2,227	—	$ —	—	$ —

	KAR Equity Income Series				KAR Small-Cap Growth Series
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	174	$ 2,123	180	$ 2,228	37	$ 977	86	$ 3,319
Reinvestment of distributions	528	6,180	512	6,358	367	8,861	473	17,413
Shares repurchased	(1,000)	(12,194)	(1,176)	(14,675)	(389)	(10,862)	(425)	(17,164)
Net Increase / (Decrease)	(298)	$ (3,891)	(484)	$ (6,089)	15	$ (1,024)	134	$ 3,568
Class I
Shares sold	—	$ —	—	$ —	114	$ 3,301	89	$ 3,704
Reinvestment of distributions	—	—	—	—	30	749	38	1,433
Shares repurchased	—	—	—	—	(115)	(3,460)	(125)	(5,153)
Net Increase / (Decrease)	—	$ —	—	$ —	29	$ 590	2	$ (16)

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	KAR Small-Cap Value Series				Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	151	$ 2,327	78	$ 1,562	825	$ 7,267	1,130	$ 10,858
Reinvestment of distributions	327	4,940	583	11,714	387	3,211	341	3,205
Shares repurchased	(478)	(7,548)	(714)	(15,070)	(2,034)	(17,721)	(1,945)	(18,631)
Net Increase / (Decrease)	— (1)	$ (281)	(53)	$ (1,794)	(822)	$ (7,243)	(474)	$ (4,568)
Class I
Shares sold	—	$ —	—	$ —	181	$ 1,552	268	$ 2,578
Reinvestment of distributions	—	—	—	—	11	91	5	47
Shares repurchased	—	—	—	—	(65)	(540)	(171)	(1,650)
Net Increase / (Decrease)	—	$ —	—	$ —	127	$ 1,103	102	$ 975

	SGA International Growth Series				Strategic Allocation Series
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2022		Year Ended December 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	399	$ 4,570	186	$ 2,814	74	$ 953	31	$ 569
Reinvestment of distributions	301	3,499	929	13,316	458	5,325	522	9,129
Shares repurchased	(1,008)	(11,797)	(1,155)	(17,445)	(736)	(9,805)	(647)	(11,762)
Net Increase / (Decrease)	(308)	$ (3,728)	(40)	$ (1,315)	(204)	$ (3,527)	(94)	$ (2,064)
Class I
Reinvestment of distributions	— (1)	$ 3	1	$ 11	—	$ —	—	$ —
Net Increase / (Decrease)	— (1)	$ 3	1	$ 11	—	$ —	—	$ —

(1)	Amount is less than 500 shares.
Note 6. 10% Shareholders
As of December 31, 2022, the Series had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Series as detailed below:
	% of Shares Outstanding	Number of Accounts
Duff & Phelps Real Estate Securities Series	73%	3
KAR Capital Growth Series	100	2
KAR Equity Income Series	99	2
KAR Small-Cap Growth Series	91	2
KAR Small-Cap Value Series	100	2
Newfleet Multi-Sector Intermediate Bond Series	96	4
SGA International Growth Series	98	2 *
Strategic Allocation Series	100	2
*	Includes affiliated shareholder account(s).
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Series may be exposed to financial instruments tied to

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Series. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Series, issuers of instruments in which the Series invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Certain Series may invest in ETFs, which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.
Certain Series may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.
At December 31, 2022, the following Series held securities issued by various companies in specific sectors as detailed below:
	Sector	Percentage of Total Investments
Virtus KAR Capital Growth Series	Information Technology	35%
Virtus KAR Small-Cap Growth Series	Financials	32
Virtus KAR Small-Cap Value Series	Industrials	34
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its Series. In addition, in the normal course of business, the Trust and the Series enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Series’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Series and that have not occurred. However, neither the Trust nor the Series have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Series will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2022, the Series did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Series and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). On June 14, 2021, the Credit Agreement was increased to $250,000. This Credit Agreement, as amended, is with a commercial bank that allows the Series to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of total net assets for KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series, Newfleet Multi-Sector Intermediate Bond Series, SGA International Growth Series, and Strategic Allocation Series or one-fifth of total net assets for Duff & Phelps Real Estate Securities Series in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Effective March 10, 2022, interest is charged at the higher of the SOFR (prior to effective date, LIBOR) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Series and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Series had no outstanding borrowings at any time during the year ended December 31, 2022.

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Real Estate Securities Series	$ 68,098	$ 20,191	$ (3,923)	$ 16,268
KAR Capital Growth Series	104,823	96,386	(15,601)	80,785
KAR Equity Income Series	83,337	13,181	(3,727)	9,454
KAR Small-Cap Growth Series	57,465	33,818	(10,550)	23,268
KAR Small-Cap Value Series	45,325	24,571	(5,230)	19,341
Newfleet Multi-Sector Intermediate Bond Series	103,692	321	(11,578)	(11,257)
SGA International Growth Series	121,243	20,783	(16,201)	4,582
Strategic Allocation Series	54,880	16,634	(8,077)	8,557
Certain Series have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended December 31, 2022, the Series’ capital loss carryovers were as follows:

Series	Short-Term	Long-Term
Newfleet Multi-Sector Intermediate Bond Series	$1,032	$3,567
SGA International Growth Series	560	—
The components of distributable earnings on a tax basis and certain tax attributes for the Series consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Loss Deferred	Capital Loss Deferred
Duff & Phelps Real Estate Securities Series	$479	$ —	$ —	$ —
KAR Capital Growth Series	—	5,189	—	—
KAR Equity Income Series	197	661	—	—
KAR Small-Cap Growth Series	—	1,097	—	—
KAR Small-Cap Value Series	50	1,605	—	—
Newfleet Multi-Sector Intermediate Bond Series	204	—	595	4,599
SGA International Growth Series	—	—	—	560
Strategic Allocation Series	34	609	—	—
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Duff & Phelps Real Estate Securities Series
12/31/22	$ 1,542	$ 1,690	$ 3,232
12/31/21	1,592	1,048	2,640
KAR Capital Growth Series
12/31/22	—	35,780	35,780
12/31/21	—	33,537	33,537
KAR Equity Income Series
12/31/22	2,440	3,740	6,180
12/31/21	4,258	2,100	6,358
KAR Small-Cap Growth Series
12/31/22	—	9,610	9,610
12/31/21	—	18,846	18,846

VIRTUS VARIABLE INSURANCE  TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
	Ordinary Income	Long-Term Capital Gains	Total
KAR Small-Cap Value Series
12/31/22	$ 290	$ 4,650	$ 4,940
12/31/21	424	11,290	11,714
Newfleet Multi-Sector Intermediate Bond Series
12/31/22	3,302	—	3,302
12/31/21	3,252	—	3,252
SGA International Growth Series
12/31/22	286	3,216	3,502
12/31/21	816	12,511	13,327
Strategic Allocation Series
12/31/22	205	5,120	5,325
12/31/21	1,475	7,654	9,129
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Series. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Series, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 14. New Regulatory Pronouncement
In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 15. Mixed and Shared Funding
Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Variable Insurance Trust and Shareholders of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2023
We have served as the auditor of one or more investment companies in Virtus Mutual Funds since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS VARIABLE INSURANCE  TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2022
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2022, the Series designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Duff & Phelps Real Estate Securities Series	—%	$ 585
KAR Capital Growth Series	—	35,698
KAR Equity Income Series	100.00	4,117
KAR Small-Cap Growth Series	—	9,107
KAR Small-Cap Value Series	100.00	3,460
SGA International Growth Series	17.16	—
Strategic Allocation Series	100.00	4,615

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) among the Trust, VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”) with respect to Virtus Duff & Phelps Real Estate Securities Series; among the Trust, VIA and Kayne Anderson Rudnick Investment Management, LLC (“KAR”) with respect to Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series and Virtus Strategic Allocation Series (domestic equity portion and international equity portion only); among the Trust, VIA and Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management (“Newfleet”), with respect to Virtus Newfleet Multi-Sector Intermediate Bond Series and Virtus Strategic Allocation Series (fixed income assets portion only); and among the Trust, VIA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Series (individually and collectively, the “Series”). At meetings held on November 1, 2022, and November 14-16, 2022 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each of Duff & Phelps, KAR, Newfleet and SGA, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the applicable Series and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Series by VIA and each of the Subadvisers; (b) the performance of the Series as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Series’ performance and expenses; (g) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for the management of the Series’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor of the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the respective Series is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Series’ summary and statutory prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Series prepared by Broadridge (the “Broadridge Report”), an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Series’ performance results and their respective portfolio compositions, as well as each Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the period ended June 30, 2022:
Virtus Duff & Phelps Real Estate Securities Series.The Board noted that the Series outperformed the median of its Performance Universe and for the 1-, 3-, 5- and 10-year periods.  The Board also noted that the Series underperformed its benchmark for the 1-year period and outperformed for the 3-, 5- and 10-year periods.
Virtus KAR Capital Growth Series. The Board noted that the Series underperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Equity Income Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1- and 3-year periods and underperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.  The Board also noted that because the Series’ subadviser changed in September 2020, the performance data other than the 1-year performance in part reflected the performance of a prior subadviser.
Virtus KAR Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Small-Cap Value Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1- , 3- and 10-year periods and underperformed the median of its Performance Universe for the 5-year period. The Board also noted that the Series underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board noted that the Series underperformed the median of its Performance Universe for the 1- and 3-year periods and outperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus SGA International Growth Series.The Board noted that the Series outperformed the median of its Performance Universe for the 1- and 3-year periods and underperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Series underperformed its benchmark for the 1-, 5- and 10-year periods and outperformed for the 3-year period.  The Board also noted that because the Series’ subadviser changed in June 2019, the performance data shown other than the 1-year performance in part reflected the performance of a prior subadviser.
Virtus Strategic Allocation Series. The Board noted that the Series underperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods. The Board noted that because the subadviser to the Series’ international equity portfolio was replaced in June 2019, the performance data shown other than the 1-year performance in part reflects the performance of that prior subadviser.
The Board also considered management’s discussion about the reasons for each applicable Series’ underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Series’ overall performance, taking into account reasons discussed for certain Series’ underperformance, and/or actions taken to address any underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Series’ net management fee to that of comparable series, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that all of the Series had expense caps in place to limit the total expenses incurred by the Series and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its advisory fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses. In each case, the Board took into account management’s discussion of the Series’ expenses, including the type and size of the Series relative to the other funds in its Expense Universe.
Virtus Duff & Phelps Real Estate Securities Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Capital Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Equity Income Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Small-Cap Growth Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Small-Cap Value Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board considered that the Series’ net management fee and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus SGA International Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Series, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Series, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by VIA affiliates. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Series was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for all of the Series included breakpoints based on assets under management, and that expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and subadvisory fee structure. The Board also took into account the current sizes of the Series. The Board also noted that VIA had agreed to implement an extension of each Series’ expense cap through April 30, 2024. The Board then concluded that no changes to the advisory fee structure of the Series with respect to economies of scale were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current sizes of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VIA and each Subadviser and their affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
Subadvisers also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Series.

MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.
The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 99 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2022 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A YOB: 1952 Served Since: 2022 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2022 103 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 96 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950 Served Since: 1999 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2003 106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios),Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2015 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).

MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Walton, R. Keith YOB: 1964 Served Since: 2020 103 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 103 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served, and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2012 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2010 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2004).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2016).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees (continued)
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2013); Assistant Treasurer (2009 to 2013).	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2009 to 2018).	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2016).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

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VIRTUS VARIABLE INSURANCE TRUST
One Financial Plaza
Hartford, CT 06103-2608
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-367-5877
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Variable Insurance Trust,
please contact us at 1-800-367-5877, or visit Virtus.com.
8510	02-23

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including animplicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $174,922 for 2022 and $159,020 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,175 for 2022 and $8,877 for 2021. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,976 for 2022 and $23,525 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,151 for 2022 and $32,402 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Variable Insurance Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/2/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/2/23

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 3/2/23

*	Print the name and title of each signing officer under his or her signature.